UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SAFE & GREEN HOLDINGS CORP.
(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Safe & Green Holdings Corp.
990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

August 13, 2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Safe & Green Holdings Corp.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Safe & Green Holdings Corp., a Delaware corporation (the “Company”). The meeting will be held on September 27, 2024 at 10:00 a.m. Eastern Time at 45 Rockefeller Center, 20th Floor, New York, New York 10111. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

At the 2024 Annual Meeting, stockholders will vote on the following matters:

(1)    to elect the six nominees for director named in the accompanying proxy statement to our Board of Directors, each to serve a one year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

(2)    to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

(3)    to approve, on an advisory, non-binding basis, the compensation of our named executive officers;

(4)    to approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of our named executive officers;

(5)    to approve, for purposes of complying with Nasdaq listing rules, the issuance of shares of our common stock, par value $0.01 per share, (the “Common Stock”), underlying certain warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of May 3, 2024, by and between the Company and the investor named on the signatory thereto, and that certain Placement Agent Agreement, dated as of May 3, 2024, by and between the Company and A.G.P./Alliance Global Partners, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such warrants (the “Armistice Share Issuance Proposal”);

(6)    to approve, for purposes of complying with Nasdaq listing rules, the issuance of shares of Common Stock pursuant to that certain Equity Purchase Agreement, dated as of February 7, 2023, by and between the Company and Peak One Opportunity Fund, L.P. (“Peak One”), in an amount equal to or in excess of 20% of our Common Stock outstanding as of February 7, 2023 (the “Peak One Share Issuance Proposal” and, together with the Armistice Share Issuance Proposal the “Share Issuance Proposals”);

(7)    to approve an adjournment of the 2024 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposal 5 and/or Proposal 6 or to establish a quorum; and

(8)    to transact such other business as may properly come before the 2024 Annual Meeting or any adjournments or postponements of the 2024 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. In order to reduce printing and mailing costs and as a matter of good environmental stewardship, this year, we will be providing access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, on or about August 13, 2024, we are mailing to our stockholders a notice of internet availability of proxy materials instead of a paper copy of the proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). Stockholders that would like to receive a paper copy may do so by following the instructions in the Proxy Statement. This Notice of Annual Meeting of Stockholders, the proxy statement and our 2023 Annual Report are available at https://ir.safeandgreenholdings.com/sec-filings.

The Board of Directors has fixed the close of business on August 1, 2024 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2024 Annual Meeting or any adjournment or postponement of the 2024 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the 2024 Annual Meeting for the ten days preceding the meeting at the Company’s offices located at 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132 during ordinary business hours for any purpose germane to the 2024 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON Septmber 27, 2024.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY SUBMITTING YOUR PROXY VIA THE INTERNET OR TELEPHONE OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED THEREIN. IF YOU WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Safe & Green Holdings Corp., we thank you for your continued support and look forward to speaking with you at the 2024 Annual Meeting.

/s/ Paul M. Galvin
Paul M. Galvin
Chairman of the Board

i

Safe & Green Holdings Corp.
990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

PROXY STATEMENT

For the 2024 Annual Meeting of Stockholders to be held on September 27, 2024

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.01 par value per share (the “Common Stock”), of Safe & Green Holdings Corp., a Delaware corporation (referred to herein as “Safe & Green,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Safe & Green (the “Board of Directors” or the “Board”) of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held on September 27, 2024, beginning at 10:00 a.m., Eastern Time, at 45 Rockefeller Center, 20th Floor, New York, New York 10111 and at any adjournment or postponement of our 2024 Annual Meeting. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

The Board of Directors recommends that stockholders vote: (1) FOR each of the six directors named in the proxy statement for election to the Board of Directors (“Proposal 1” or the “Election of Directors Proposal”); (2) FOR the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2” or the “Auditor Ratification Proposal”); (3) FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (“Proposal 3” or the “Say-on-Pay Proposal”); (4) ONE YEAR as the preferred frequency to have an advisory vote on the compensation of our named executive officers (“Proposal 4” or the “Say-When-on-Pay Proposal”); (5) FOR the approval of the Armistice Share Issuance Proposal (“Proposal 5” or the “Armistice Share Issuance Proposal”); (6) FOR the approval of the Peak One Share Issuance Proposal (“Proposal 6” or the “Peak One Share Issuance Proposal”); and (7) FOR the approval of an adjournment of the 2024 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Armistice Share Issuance Proposal and/or the Peak One Share Issuance Proposal (“Proposal 7” or the “Adjournment Proposal”).

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company LLC, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by the Company. If you are a stockholder of record as of the close of business, Eastern Time, on August 1, 2024, you can vote your shares in one of two ways: either by submitting a proxy as described below or voting in person at the 2024 Annual Meeting. Whichever method you use, each valid proxy received in time will be voted at the 2024 Annual Meeting in accordance with your instructions or, if no instructions are provided, your shares will be voted in accordance with the recommendations of the Board of Directors.

Vote by Mail

If you receive a paper proxy by mail, you can submit your proxy completing, dating and signing your proxy card and returning it in the postage-paid envelope provided.

Vote by Internet or Telephone

If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by telephone call 1-800-690-6903 and follow the instructions. Your internet or telephonic proxy must be received by 11:59 p.m. Eastern Time on September 26, 2024 to be counted.

Voting at the 2024 Annual Meeting

Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2024 Annual Meeting if you decide to attend in person.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not obtain a proxy from the stockholder of record to vote your shares at the 2024 Annual Meeting, you may vote by following the voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2024 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2024 Annual Meeting, you will also be required to present proof of your ownership of our Common Stock on the record date, such as a bank or brokerage account statement or a letter from your broker or bank reflecting your ownership of our Common Stock as of the record date, to be admitted to the 2024 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2024 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 Annual Meeting OF STOCKHOLDERS TO BE HELD ON September 27, 2024: The Notice of Annual Meeting of Stockholders, this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), which is not a part of our proxy solicitation materials, are also available free of charge at https://ir.safeandgreenholdings.com/sec-filings. This proxy statement, together with the Notice of Annual Meeting of Stockholders and proxy card or voting instruction form, is first being made available to stockholders on or about August 13, 2024.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY SUBMITTING A PROXY VIA THE INTERNET OR TELEPHONE OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED THEREIN. IF YOU WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) BY CONTACTING THE CORPORATE SECRETARY, SAFE & GREEN HOLDINGS CORP., 990 BISCAYNE BLVD., SUITE 501, OFFICE 12, MIAMI, FLORIDA 33132, OR BY PHONE AT (646) 240-4235 AND SUCH MATERIALS WILL BE SENT TO YOU.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors is soliciting your proxy to vote at the 2024 Annual Meeting to be held on September 27, 2024, beginning at 10:00 a.m., Eastern Time including at any postponement or adjournment thereof. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

IMPORTANT NOTE REGARDING THE 2024 REVERSE STOCK SPLIT:    On May 2, 2024, we effected a 1-for-20 reverse stock split of our then-outstanding Common Stock (the “May Reverse Stock Split”). Accordingly, all share and per share amounts for all periods presented in this proxy statement have been retroactively adjusted to reflect the May Reverse Stock Split. In addition, all equity awards, warrants and debenture outstanding immediately prior to the May Reverse Stock Split were proportionately adjusted.

Q:     What information is contained in the proxy statement?

A:     The information included in this proxy statement relates to the proposals to be considered and voted on at the 2024 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of proxy materials?

A:     In accordance with the “notice and access” rules of the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to all stockholders of record as of the Record Date (as defined below), we have elected to furnish such materials to stockholders by providing access to these documents over the internet. As such, on or about August 13, 2024, we will be mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record as of the Record Date. These stockholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice of Internet Availability. We encourage you to take advantage of the availability of proxy materials on the internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.

Q:     What items of business will be considered and voted on at the 2024 Annual Meeting?

A:     The purpose of the 2024 Annual Meeting and matters to be acted upon are as follows:

(1)    the election of our six nominees named herein as directors;

(2)    the ratification of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)    the approval, on an advisory, non-binding basis, of the compensation of our named executive officers;

(4)    the approval, on an advisory, non-binding basis, of the frequency of the stockholder vote to approve the compensation of our named executive officers;

(5)    the approval of the Armistice Share Issuance Proposal;

(6)    the approval of the Peak One Share Issuance Proposal; and

(7)    the approval of an adjournment of the 2024 Annual Meeting if to a later date or dates, if necessary, in the event there are not sufficient votes in favor of Proposals 5 and/or 6 or to establish a quorum.

Q:     Why are we asking you to approve the Share Issuance Proposals?

A:     We are proposing the Share Issuance Proposals in order to comply with Nasdaq Listing Rule 5635(d), which requires stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of common stock outstanding before the issuance of stock or securities in such transactions. Because we may issue 20% or more of our outstanding Common Stock, we are required to obtain stockholder approval of such issuances pursuant to Nasdaq Listing Rule 5635(d). For more information, please see the sections entitled, “Proposal 5 — the Armistice Share Issuance Proposal” and “Proposal 6 — the Peak One Share Issuance Proposal” in this proxy statement.

Q:     How does the Board of Directors recommend that I vote?

A:     For the reasons described under each Proposal, the Board of Directors recommends that you vote (1) FOR each of the six director nominees named herein for election to the Board of Directors; (2) FOR the Auditor Ratification Proposal; (3) FOR the Say-on-Pay Proposal; (4) ONE YEAR as the preferred frequency for the Say-When-on-Pay Proposal; (5) FOR the Armistice Share Issuance Proposal; (6) FOR the Peak One Share Issuance Proposal; and (7) FOR the Adjournment Proposal. We do not expect that any other matters will be presented for consideration at the 2024 Annual Meeting. If, however, any other matters are properly presented, the persons named as proxies intend to vote on such matters in accordance with their judgment, including any proposal to adjourn or postpone the 2024 Annual Meeting.

Q:     Who can vote at and attend the 2024 Annual Meeting?

A:     You are entitled to notice of the 2024 Annual Meeting and to vote, in person or by proxy, at the 2024 Annual Meeting if you owned shares of the Company’s Common Stock, as of the close of business on August 1, 2024, which has been fixed as the record date (the “Record Date”) for the 2024 Annual Meeting. On the Record Date, there were 2,031,143 shares of Common Stock issued and 2,027,772 shares of Common Stock outstanding and entitled to vote.

All stockholders as of the Record Date, or their duly appointed proxies, may attend the 2024 Annual Meeting. If you attend the 2024 Annual Meeting in person, you will be asked to present photo identification (such as a state-issued driver’s license) and proof of your ownership of shares of Common Stock before entering the meeting. Please note that if you hold shares in “street name” (through a bank or broker, for example), you will need to bring a recent brokerage statement or a letter from your broker or bank reflecting your ownership of our Common Stock as of the Record Date. If you want to vote shares you hold in street name in person at the 2024 Annual Meeting, you must bring a legal proxy in your name from the broker, bank or other nominee that holds your shares.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: Shares Registered in Your Name

If on August 1, 2024 your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record and the Notice of Internet Availability is sent directly to you by the Company. As the stockholder of record, you have the right to grant a proxy to someone to vote your shares or to vote in person at the 2024 Annual Meeting.

To ensure your shares are voted at the 2024 Annual Meeting, you are urged to provide your proxy instructions promptly online, by telephone or, if requested printed copies of the proxy materials by mail, by mailing your signed proxy card in the envelope provided. Please refer to the instructions on the proxy card. Authorizing your proxy will not limit your right to attend the 2024 Annual Meeting and vote your shares in person.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2024 Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the Auditor Ratification Proposal and the Adjournment Proposal. The uncontested election of directors, the Say-on-Pay Proposal, the Say-When-on-Pay Proposal, the Armistice Share Issuance Proposal and the Peak One Share Issuance Proposal are not considered routine matters, and, therefore, brokers do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the 2024 Annual Meeting. To change how your shares are voted or to revoke your proxy, if you are the record holder, you may (1) notify our Corporate Secretary in writing at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132; (2) submit a later-dated proxy by mail, via internet or by telephone, subject to the voting deadlines that are described on the proxy card; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2024 Annual Meeting and vote at the meeting. Attendance at the 2024 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the meeting requires a quorum. The holders of one-third of the issued and outstanding shares of our Common Stock entitled to vote at the 2024 Annual Meeting, present in person or represented by proxy constitutes a quorum. Abstentions and proxies marked “withhold” for the election of directors are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2024 Annual Meeting. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the 2024 Annual Meeting may be adjourned by the chairperson of the 2024 Annual Meeting or the vote of the stockholders entitled to vote the shares present at the meeting in person or represented by proxy may adjourn the 2024 Annual Meeting to another time and place.

Q:     What is the voting requirement to approve each of the proposals?

A:     If a quorum is present or represented by proxy at the 2024 Annual Meeting, the vote required to approve each of the proposals is as follows:

For the Election of Directors Proposal (Proposal 1), the six director nominees named herein receiving the highest number of FOR votes (from the holders of shares present or represented by proxy at the 2024 Annual Meeting and entitled to vote on the election of directors) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Only votes FOR will affect the outcome. Withheld votes and broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, the Auditor Ratification Proposal (Proposal 2) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders do not approve the Auditor Ratification Proposal, the Audit Committee will reconsider whether to retain that firm. Even if the Auditor Ratification Proposal is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

To be approved, the Say-on-Pay Proposal (Proposal 3) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes, if any, will have no effect on the vote with respect to this proposal. The Say-on-Pay Proposal (Proposal 3) is advisory, and therefore not binding on us, the Compensation Committee of the Board of Directors (the “Compensation Committee”) or our Board of Directors. However, our Board of Directors and our Compensation Committee value the opinion of our stockholders and will consider our stockholders’ opinion when making future compensation decisions for our named executive officers.

With respect to the Say-When-on-Pay Proposal (Proposal 4), the frequency (one year, two years or three years) that receives the highest number of votes cast by the holders of all shares of stock present or represented and voting on that proposal at the 2024 Annual Meeting will be considered the preferred frequency selected by our stockholders for future advisory votes on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

To be approved, the Armistice Share Issuance Proposal (Proposal 5) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes, if any, will have no effect on the vote with respect to this proposal.

To be approved, the Peak One Share Issuance Proposal (Proposal 6) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes, if any, will have no effect on the vote with respect to this proposal.

To be approved, the Adjournment Proposal (Proposal 7) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

We encourage you to vote FOR each of the director nominees named in the Election of Directors Proposal; FOR the Auditor Ratification Proposal; FOR the Say-on-Pay Proposal; ONE YEAR as the preferred frequency for the Say-When-on-Pay Proposal; FOR the Armistice Share Issuance Proposal; FOR the Peak One Share Issuance Proposal; and FOR the Adjournment Proposal.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on August 1, 2024, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How may I vote?

A:     You may either vote FOR each of the six nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. You may not cumulate your votes in the Election of Directors Proposal. With respect to each of the other proposals, you may vote FOR, AGAINST, or ABSTAIN.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy. We urge you to have your shares voted by proxy to ensure your vote is counted.

•        To have your shares voted through the internet at www.proxyvote.com, follow the instructions on the Notice of Internet Availability. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on September 26, 2024 to be counted.

•        To have your shares voted through the telephone, dial the toll-free number on the Notice of Internet Availability using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on September 26, 2024 to be counted.

•        If you requested printed copies of the proxy materials by mail, to have your shares voted using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2024 Annual Meeting, the proxyholder will vote your shares as you direct.

•        You or your proxyholder will be able to attend and vote at the 2024 Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

Q:     What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the 2024 Annual Meeting or by completing your proxy card or submitting your proxy via the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares of Common Stock are listed with Nasdaq, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Brokers can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposals 1, 3, 4, 5 and 6 will be treated by the NYSE as non-routine matters and Proposals 2 and 8 will be treated by the NYSE as routine matters. Accordingly, your broker may register your shares as being present at the 2024 Annual Meeting for purposes of determining the presence of a quorum, but not vote your shares on Proposals 1, 3, 4, 5 and 6 without your instructions (referred to as broker non-votes), but may vote your shares on Proposals 2 and 7 even in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the 2024 Annual Meeting.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The recommendations of the Board of Directors are indicated on page 9 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Q:     Can I exercise rights of appraisal?

A:     Neither Delaware law nor our Amended and Restated Certificate of Incorporation, as amended, or our Amended and Restated Bylaws provide our stockholders with appraisal rights in connection with any of the proposals to be presented at the 2024 Annual Meeting. If the proposals are approved at the 2024 Annual Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

Q:     What should I do if I receive more than one Notice of Internet Availability?

A:     You may receive more than one Notice of Internet Availability or more than one copy of the proxy materials. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability or more than one copy of the proxy materials. To ensure that all of your shares are voted, you must follow the voting instructions included in each Notice of Internet Availability or proxy materials you receive.

Q:     Where can I find the voting results of the 2024 Annual Meeting?

A:     We intend to announce preliminary voting results at the 2024 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2024 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2024 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the 2024 Annual Meeting?

A:     Other than the seven items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2024 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Paul Galvin, our Chief Executive Officer and Patricia Kaelin, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2024 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:     How many shares are outstanding and how many votes is each share entitled?

A:     On the Record Date, there were 2,027,772 shares of Common Stock outstanding and entitled to vote. Each share of our Common Stock that is issued and outstanding as of the close of business on August 1, 2024, the Record Date, is entitled to be voted on all items being voted on at the 2024 Annual Meeting, with each share being entitled to one vote on each matter.

Q:     Who will count the votes?

A:     A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the 2024 Annual Meeting?

A:     The Board of Directors is making this solicitation on behalf of Safe & Green, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D.F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact D.F. King & Co., Inc. toll-free at (800) 967-0261 with any questions you may have regarding our proposals.

Q:     When are stockholder proposals and director nominations due for next year’s annual meeting?

A:     Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than April 15, 2025 at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132. If you wish to submit a proposal (including a director nomination) at the 2025 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, must have been delivered in writing to the Corporate Secretary at the address above not less than 60 days nor more than 75 days before the first anniversary of the date on which the Company first mailed its proxy materials for the 2024 Annual Meeting. However, if we hold the 2025 Annual Meeting on a date that is advanced by more than 30 days prior to or delayed by more than 60 days after September 27, 2025, the one-year anniversary of the 2024 Annual Meeting, we must receive the notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made. In addition, a stockholder’s notice must set forth the information required by our Amended and Restated Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2025 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 29, 2025. If such meeting date is changed by more than 30 days before or after September 27, 2025, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

See “Stockholder Proposals For the 2025 Annual Meeting.”

Q:     Who can help answer my questions?

A:     If you have any questions about the 2024 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, or by phone (646) 240-4235.

PROPOSAL 1
ELECTION OF DIRECTORS PROPOSAL

At the 2024 Annual Meeting, six nominees will be elected as directors. The following six current members: Paul Galvin (Chairman of the Board), Christopher Melton, David Villarreal, Shafron E. Hawkins, Jill Anderson and Thomas Meharey have been nominated by the Nominating, Environmental, Social and Corporate Governance Committee of the Board of Directors (the “Nominating, Environmental, Social and Corporate Governance Committee”) and the Board of Directors of the Company for election as directors of the Company at the 2024 Annual Meeting. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2024 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of Common Stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating, Environmental, Social and Governance Committee and the Board of Directors seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating Environmental, Social and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

Director Nomination Process

The Nominating, Environmental, Social and Governance Committee evaluates and recommends director nominees for the Board’s consideration. Each of the director nominees for the 2024 Annual Meeting was evaluated and recommended by the Nominating, Environmental, Social and Governance Committee and unanimously approved by the Board of Directors.

Director Qualifications

The Nominating, Environmental, Social and Governance Committee has not established specific criteria or minimum qualifications that must be met by director nominees, but recognizes the value of nominating candidates who bring a variety of experiences, skills, perspectives and backgrounds to Board deliberations. The Nominating, Environmental, Social and Governance Committee, when identifying nominees to serves as directors of the Company, considers each nominee’s qualifications, including educational, business and professional experience, such as real estate, manufacturing and finance, and whether such nominee will satisfy the independence standards under The Nasdaq Capital Market and SEC rules and regulations. We do not have a set policy or process for considering diversity in identifying nominees, but strive to identity and recruit nominees with a broad diversity of experience, talents, professions, backgrounds, perspective, age, gender, ethnicity and country of citizenship, and who possess the commitment necessary to make a significant contribution to the Company. Board nominees should be committed to enhancing long-term stockholder value and should possess high standards of integrity and ethical behavior. The Nominating, Environmental, Social and Governance Committee may also consider other elements it deems appropriate.

We believe that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board of Directors’ ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. Therefore, the Nominating, Environmental, Social and Governance Committee will generally re-nominate incumbent directors who continue to be qualified for Board of Directors service and are willing to continue in such role. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating, Environmental, Social and Governance Committee will seek out potential candidates for Board of

Directors appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Committee deems appropriate, a third-party search firm.

Stockholder Recommendations

We will also consider director candidates submitted in writing by stockholders. A stockholder who wishes to nominate a person for election must provide written notice to the Company in accordance with the procedures set forth in our Amended and Restated Bylaws. Among other requirements, such notification shall contain certain background information and the consent of each nominee to serve as one our directors, if elected. Stockholder nominations for election to the Board of Directors for the 2025 Annual Meeting must be made by written notification. See “Stockholder Proposals For the 2025 Annual Meeting.”

All potential director candidates will be evaluated in the same manner, regardless of the source of the recommendation.

2024 Nominees for Election as Directors

The following table sets forth the nominees to be elected at the 2024 Annual Meeting, each nominee’s age as of the Record Date, the year each nominee joined the Board of Directors and each nominee’s current position with the Company:

THE NOMINEES

Name of Director or Executive Officer	Ages	Position	Served as an Officer and/or Director Since
Paul M. Galvin	61	Chairman of the Board, Chief Executive Officer	November 2011
Christopher Melton(2)(5)(7)	52	Director	November 2011
David Villarreal	72	Director	May 2021
Shafron E. Hawkins(1)(3)(6)	49	Director	December 2022
Jill Anderson(1)(3)	49	Director	August 2023
Thomas Meharey(4)	43	Director	October 2023

____________

(1)      Audit Committee Member

(2)      Audit Committee Chair

(3)      Compensation Committee Member

(4)      Compensation Committee Chair

(5)      Nominating, Environmental, Social and Governance Committee Member

(6)      Nominating, Environmental, Social and Governance Committee Chair

(7)      Lead Independent Director

Paul M. Galvin was appointed as a director and the Company’s Chief Executive Officer upon consummation of the reverse merger among CDSI Holdings Inc., CDSI Merger Sub, Inc., the Company, and certain stockholders of the Company on November 4, 2011 (the “Merger”). He was appointed as Interim Chief Financial Officer on May 18, 2022, a position he held until May 1, 2023. Mr. Galvin also serves as Chair of the Board of Directors of Safe and Green Development Corporation (“SG DevCorp”), the Company’s majority owned subsidiary since February 2021. Mr. Galvin is a founder of Safe & Green, LLC, the predecessor entity of the Company. He has served as the Chief Executive Officer of the Company since April 2009 and as a director of the Company since January 2007. Mr. Galvin has been a managing member of TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company, since October 2007. Mr. Galvin brings over 30 years of experience developing and managing real estate, including residential condominiums, luxury sales and market rate and affordable rental projects. Prior to his involvement in real estate, he founded a non-profit organization that focused on public health, housing and child survival, where he served for over a decade in a leadership position. During that period, Mr. Galvin designed, developed and managed emergency food and shelter programs through New York City’s Human Resources Administration and other federal and state entities. From November 2005 to June 2007, Mr. Galvin was Chief Operating Officer of a subsidiary of Yucaipa Investments, where he worked with religious institutions that needed to monetize underperforming assets. While there, he designed and managed systems that produced highest and best use analyses for hundreds of religious assets and used them to acquire and re-develop properties across the U.S. Mr. Galvin holds a Bachelor of Science in

Accounting from LeMoyne College and a Master’s Degree in Social Policy from Fordham University. He was formerly an adjunct professor at Fordham University’s Graduate School of Welfare. Mr. Galvin previously served for 10 years on the Sisters of Charity Healthcare System Advisory Board and six years on the board of SentiCare, Inc. In 2011, the Council of Churches of New York recognized Mr. Galvin with an Outstanding Business Leadership Award.

We selected Mr. Galvin to serve on our Board because he brings extensive knowledge of the real estate and finance industries and managements experience. Mr. Galvin’s pertinent experience, qualifications, attributes and skills include his expertise in real estate development and management and finance.

Christopher Melton was appointed as a director of the Company upon consummation of the Merger on November 4, 2011. Mr. Melton is a licensed real estate salesperson in the State of South Carolina and Georgia and serves as a specialist Land Advisor with SVN Commercial Real Estate. Mr. Melton also serves on several public and private boards, including Safety Shot Inc. (f/k/a Jupiter Wellness, Inc.) since August 2019, and SG DevCorp since April 2023, and SRM Entertainment since August 2023. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran an $800 million book in media, telecom and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $500 million in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. RREEF Funds is the real estate investment management business of Deutsche Bank’s Asset Management division. Mr. Melton earned a Bachelor of Arts in Political Economy of Industrial Societies from the University of California, Berkeley in 1995. Mr. Melton earned Certification from University of California, Los Angeles’s Anderson Director Education Program in 2014. Mr. Melton earned a Certificate in Cybersecurity for Managers from MIT in 2021 and a Certificate in AI Strategy from Cornell in 2023.

We selected Mr. Melton to serve on our Board because he brings extensive knowledge of finance and the real estate industry. Mr. Melton’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment and development activities. Mr. Melton has added professional certifications in Cybersecurity to strengthen Audit Committee oversight.

David Villarreal was appointed as a director of the Company on May 28, 2021 and has served as a director of SG DevCorp since April 11, 2023 and its President and Chief Executive Officer since February 3, 2023. Mr. Villarreal’s career spans over 40 years in various management, business and leadership capacities, beginning in 1977 when he served as Deputy Mayor and Senior Deputy Economic Development Advisor, under Mayor Tom Bradley in the City of Los Angeles. He has served since August 2014 as the Chief Administrative Officer of Affinity Partnerships, LLC, a Costco national mortgage services platform provider, with annual closed loan production of $8+ billion through a network of ten national mortgage lenders. From March 2011 to August 2014, he served as the President — Corporate Business Development, of Prime Source Mortgage, Inc. From September 2008 to September 2012, he served as a Consultant to the International Brotherhood of Teamsters.

We selected Mr. Villarreal to serve on our Board because he brings extensive knowledge of mortgage and real estate industry. Mr. Villarreal’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment activities.

Shafron Hawkins was appointed as a director of the Company in December of 2022. Shafron Hawkins’ career spans the industries of financial services, government and nonprofits. Hawkins started his career working for TD Waterhouse Securities in its active investors division before moving to Credit Suisse First Boston. In June 2002, Hawkins founded Hawkins Capital Group, where he served as Principal while helping raise acquisition capital for small companies. In 2016, Hawkins became a legislative fellow in the U.S. House of Representatives, advising a Way and Means Committee member and helping push forward the Simplifying America’s Tax System (SATS) plan. Soon after, Hawkins served as a U.S. Senate Tax and Trade Counsel where he worked to expand the Tax Cuts and Jobs Act to include the Opportunity Zones provision. Hawkins also served as Majority Staff Director for the Senate Finance Subcommittee on Energy, Natural Resources, and Infrastructure, having previously served as Majority Staff Director for the Senate Finance Subcommittee on Fiscal Responsibility and Economic Growth. Upon leaving Capitol Hill, Hawkins founded the Opportunity Funds Association, an organization that helps advocate for Opportunity Zones and drive investments into underserved areas. In 2022, Hawkins worked with Congress to introduce the bi-partisan, bi-cameral Opportunity Zones Transparency Extension and Improvement Act which achieves the OFA member policy goals of increased investment and greater transparency in Opportunity Zones.

Mr. Hawkins earned his undergraduate degree in economics from The Ohio State University, his MBA from Columbia Business School as a Credit Suisse First Boston Fellow, and his JD from the Moritz College of Law at OSU. He is currently an adjunct professor at the Cleveland State University College of Law.

We selected Mr. Hawkins to serve on our Board because he brings extensive knowledge with respect to the financial services, government and nonprofit industries. Mr. Hawkins’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his financial services, government and nonprofit activities.

Jill Anderson was appointed as a director of the Company in August 2023. Ms. Anderson has over twenty years of in-house and law firm experience counseling life sciences and healthcare companies on a variety of business issues and transactions, including corporate, regulatory, data privacy and security, employment, marketing and sales, real estate and litigation matters. Since August 2020, Ms. Anderson has served as Chief Legal Officer and Privacy Officer of miR Scientific, a precision healthcare company committed to transforming cancer management globally by developing non-invasive tests for the detection and risk classification of cancers. From December 2006 to August 2020, Ms. Anderson was a partner in the Healthcare and Privacy & Cybersecurity departments at the law firm of Moses & Singer LLP in New York City. Before that, Ms. Anderson held legal roles at Dana-Farber Cancer Institute and Mass General Brigham (formerly Partners Healthcare System). Ms. Anderson also serves on the Board of Directors of Fight Cancer Global, a nonprofit organization dedicated to creating patient-centric solutions which unite all constituents to end the isolation for cancer patients globally. Ms. Anderson successfully completed training at the 2023 Program on Corporate Compliance and Enforcement (PCCE) at NYU School of Law in Board Governance, Board Effectiveness, Risk Management, ESG and DEI. Ms. Anderson earned her J.D. at Widener University School of Law and holds a Bachelor of Science degree in Pre-Medicine from Rutgers University.

We selected Ms. Anderson to serve on our Board because she brings extensive knowledge with respect to the healthcare industry. Ms. Anderson’s pertinent experience, qualifications, attributes and skills include scientific expertise, managerial experience and the knowledge and experience she has attained through her healthcare experience.

Thomas Meharey was appointed as director of the Company in October 2023. Mr. Meharey currently serves as a Vice President and board member for kathy ireland Worldwide, a global lifestyle company (“kiWW”). Mr. Meharey was appointed Vice President of kiWW in 2007 and as a board member of kiWW in 2017. During his time with kiWW, Mr. Meharey launched the MIVI Millennial brand for men and women alongside global lifestyle designer Kathy Ireland. From 2003 to 2007, Mr. Meharey served as the Director of kathy ireland Weddings and Resorts, where he managed a portfolio of properties in excess of $40 million dollars. In 2004, Mr. Meharey founded a general contracting business in Hawaii, where he managed projects ranging from modest homes to multi-million dollar estates. Mr. Meharey served our country as a marine from 1999-2003.

We selected Mr. Meharey to serve on our Board due to his leadership skills and experience, his expertise in scaling businesses and his knowledge of the luxury brand, advertising, real estate and construction industries.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the 2024 Annual Meeting is required for the election of these nominees as directors. You may vote FOR or WITHHOLD authority to vote for each of the nominees for director. Withheld votes and broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE SIX
NOMINEES LISTED ABOVE AS DIRECTORS

CORPORATE GOVERNANCE

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132.

All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in our company for review and possible response.

The Board and its Committees

Below is information regarding certain de-identified personal characteristics of our Board, utilizing the template included in the related Nasdaq Stock Market rules. Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (as of August 1, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Diversity Matrix (as of November 1, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board is currently led by a Chair of the Board who also serves as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure best serves the interests of the Company and stockholders.

Mr. Galvin currently holds the Chairman and Chief Executive Officer roles. Mr. Melton currently serves as the Lead Independent Director appointed by the majority of the Board. Mr. Villarreal served as our Lead Independent Director until February 2023 when he was appointed President and Chief Executive Officer of SG DevCorp and was no longer independent.

The responsibilities of the Lead Independent Director include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) approving the agenda and meeting schedules for the Board; (iii) advising the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by management to directors; (iv) recommending director candidates and selections for the membership and chairman position for each committee of the Board; (v) calling meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

We believe the current leadership structure, with combined Chair and Chief Executive Officer roles and a Lead Independent Director, best serves the Company and its stockholders at this time. Mr. Galvin possesses detailed and in-depth knowledge of the Company and the industry and the issues, opportunities and challenges we face, and is best positioned to ensure the most critical business issues are brought for consideration by the Board. In addition, having one leader serving as both the Chair and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability to our stockholders and customers. This enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions. The Board believes the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with a majority the Board being comprised of independent directors, allow it to maintain effective oversight of management. We believe that the combination of the Chair and Chief Executive Officer roles is appropriate in the current circumstances and, based on the relevant facts and circumstances, separation of these offices would not serve our best interests and the best interests of our stockholders at this time.

Director Independence

Nasdaq Listing Rule 5605 requires a majority of a listed company’s board to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent under the Exchange Act. Members of the Audit Committee and Compensation Committee must also satisfy the independence criteria set forth in Rules 10A-3 and 10C-1 under the Exchange Act, respectively. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Exchange Act Rule 10A-3, an Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee of the Board, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, or otherwise be affiliated with the Company or any of its subsidiaries. In order for Compensation Committee members to be considered independent for purposes of Exchange Act Rule 10C-1, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by the Company to the director; and (2) whether the director is affiliated with the Company or any of its subsidiaries or affiliates.

The Board has reviewed the materiality of any relationship that each of our directors has with the Company and has determined that each of Messrs. Hawkins, Melton and Meharey and Ms. Anderson, is “independent” in accordance with the Nasdaq Listing Rules. Mr. Galvin is not considered “independent” due to his executive position with the Company and Mr. Villarreal is not considered “independent” due to his executive position with SG DevCorp. As such, independent directors comprise a majority of our Board, and the members of our Audit, Compensation, and Nominating, Environmental, Social and Corporate Governance Committees are fully independent.

Board and Committee Responsibilities

Generally

The Board is the ultimate decision-making body of the Company, except with respect to those matters to be decided by the stockholders. It selects the Chief Executive Officer and other members of the senior management team, which is charged with the conduct of the Company’s day-to-day business. The Board acts as an advisor and counselor to senior management and ultimately monitors its performance. The function of the Board to monitor the performance of senior management is facilitated by the presence of non-employee directors who have substantive knowledge of the Company’s business.

Our Board has established a separate standing Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee operates pursuant to a written charter, a copy of which may be viewed on the Company’s website at https://www.safeandgreenholdings.com under the “Investors — Governance” tab.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating, Environmental, Social and Corporate Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating Environmental, Social and Corporate Governance Committee
Paul M. Galvin	—	—	—
David Villarreal	—	—	—
Christopher Melton*	Chair	—	Member
Shafron Hawkins	Member	Member	Chair
Jill Anderson	Member	Member	—
Thomas Meharey	—	Chair	—

____________

*        Christopher Melton serves as our Lead Independent Director.

Audit Committee

The members of our Audit Committee are Mr. Melton, who serves as chairperson, Mr. Hawkins and Ms. Anderson. The Audit Committee Charter requires that the Audit Committee consist of at least three members of the Board, each of whom is required to be independent as defined by Nasdaq and SEC rules. The Board has determined that each member of the Audit Committee is independent, as defined by Rule 10A-3 of the Exchange Act and Nasdaq Listing Rule 5605(a)(2). The Board has also determined that Mr. Melton is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. Functions of the Audit Committee include, but are not limited to, reviewing the results and scope of the audit performed, and the financial recommendations provided by, our independent registered public accounting firm and coordinating the Board’s oversight of our internal financing and accounting processes.

All audit services to be provided to the Company by our independent public accounting firm, are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee approved all services provided by our independent public accounting firms to us during 2022 and 2023.

Compensation Committee

The members of our Compensation Committee are Mr. Meharey, who serves as chairperson, Ms. Anderson and Mr. Hawkins. The Compensation Committee Charter requires that the Compensation Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Compensation Committee is independent, as defined in Nasdaq Listing Rule 5605(a)(2).

Functions of the Compensation Committee, include, but are not limited to: reviewing and approving, or recommending the Board approve, compensation arrangements for our executive officers, including salary and payments under the Company’s equity-based plans; reviewing compensation for non-employee directors and recommending changes to the Board; and administering our stock compensation plans. Our principal executive officer annually reviews the performance of each of the named executive officers and other officers and makes recommendations regarding the compensation of the named executive officers and other officers and managers of the company, while the Compensation Committee reviews the performance of our principal executive officer. The conclusions and recommendations resulting from our principal executive officer’s review are then presented to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. The Compensation Committee may delegate its authority to a subcommittee of its members.

In performing its functions, the Compensation Committee may retain or obtain the advice of compensation consultants, legal counsel and other advisors. In March 2022, the Compensation Committee engaged Haigh & Company as its independent compensation consultant. With the assistance of Haigh & Company, the Compensation Committee developed and implemented an organizational framework covering salary, annual bonus and equity ownership, with the goal of attracting and retaining talented individuals who are critical to the Company’s long-term success and aligning pay with performance. The Compensation Committee assessed the independence of Haigh & Company pursuant to SEC rules and in accordance with Nasdaq listing standards, noting that Haigh & Company (i) did not have any relationships with the Company, our executive officers or our Committee members that would impair its independence, and (ii) does not provide any services to the Company other than advice to the Compensation Committee regarding executive officer and director compensation, and concluded that Haigh & Company is free from conflicts of interest and is independent.

Nominating, Environmental, Social and Corporate Governance Committee

The Nominating, Environmental, Social and Corporate Governance Committee is currently comprised of Mr. Hawkins, who serves as chairperson, and Mr. Melton. The Nominating, Environmental, Social and Corporate Governance Committee Charter requires that the Nominating, Environmental, Social and Corporate Governance Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Nominating, Environmental, Social and Corporate Governance Committee is independent, as defined in Nasdaq Listing Rule 5605(a)(2). Specific responsibilities of the Nominating, Environmental, Social and Corporate Governance Committee include: (i) considering and recommending to the Board, candidates for election to the Board; (ii) considering recommendations and proposals submitted by stockholders in respect of Board nominees, establishing policies in respect of such recommendations and proposals (including stockholder communications with the board of directors), and recommending any action to the Board in respect of such stockholder recommendations and proposals; (iii) identifying, evaluating and recommending to the board of directors, candidates to serve on committees of the Board; (iv) assessing the performance of the Board; (v) reviewing the Company’s sustainability and societal impact and (vi) reviewing risk governance structure, risk assessment and risk management practices and guidelines, policies and processes for risk assessment and risk management, including cyber security measures.

Role of the Board in Risk Oversight

Our executive officers are responsible for the day-to-day management of risks the Company faces, while our Board has an advisory role in the Company’s risk management process, as a whole and at the committee level, and, in particular, the Board is responsible for monitoring and assessing strategic and operational risk exposures, including cybersecurity risk. The Board and committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal control and our historic practices when assessing the Company’s risks. The Audit Committee oversees management of financial risk exposures and the steps that management has taken to monitor and control these exposures, and additionally provides oversight of internal controls. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks by committee reports, as well as advice and counsel from expert advisors.

Family Relationships

There are no family relationships between the directors of the Board or any of the executive officers of the Company.

Conduct of Board Meetings

The Chairman sets the agenda for Board meetings with the understanding that the Board is responsible for providing suggestions for agenda items that are aligned with the advisory and monitoring functions of the Board. Agenda items that fall within the scope of responsibilities of a committee of the Board are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda. Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings to allow the directors to prepare for discussion of the items at the meeting. At the invitation of the Board, members of senior management recommended by the Chairman attend Board meetings or portions thereof for the purpose of participating in discussions.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at https://www.safeandgreenholdings.com under the “Investors — Governance” tab, and is available free of charge, upon request to our Corporate Secretary at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132; telephone number: (646) 240-4235. Any substantive amendment of the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics for executive officers or directors, will be made only after approval by the Board or a committee of the Board and will be disclosed on our website. In addition, any such waiver will be disclosed within four days on a Form 8-K filed with the SEC if then required by applicable rules and regulations.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of our common stock to file forms with the SEC to report their ownership of the Company’s shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC during, and with respect to, fiscal year ended December 31, 2023. Based on that review and written information given to us by all of our directors and executive officers, we believe that all of our directors, executive officers and holders of more than 10% of our stock filed on a timely basis all reports that they were required to file under Section 16(a) during fiscal 2023, except the following:

•        John Shaw-Form 3 filed March 28, 2023 for 11 transactions

•        John Shaw-Form 4 filed 4-27-23 for 2 transactions

•        John Shaw-Form 4 filed 8-31-23 for 5 transactions

•        Paul Galvin-Form 4 filed 5-10-23 for 30 transactions

•        Paul Galvin-Form 4 filed 5-10-23 for 19 transactions

•        William Rogers-Form 4 filed 5-10-23 for 25 transactions

Anti-Hedging and Anti-Pledging Policy

We maintain an insider trading policy that applies to our officers and directors that prohibits trading our securities when in possession of material non-public information. It also prohibits the hedging of our securities, including short sales or purchases or sales of derivative securities based on our securities, and, unless an exemption is approved by our Audit Committee, the pledging of our securities. Since the adoption of our insider trading policy, the Audit Committee has not granted any such exemptions to the policy’s general prohibition on pledging.

Ad Hoc Committees

From time-to-time we establish ad hoc committees to address particular matters.

Board and Committee Meetings

During the fiscal year ended December 31, 2023, the Board of Directors held four meetings. During the fiscal year ended December 31, 2023, our Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee met four times, five times, and six times, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2023 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2023.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Paul Galvin, Christopher Melton, Thomas Meharey and Jill Anderson attended the 2023 Annual Meeting of Stockholders in person.

DIRECTOR COMPENSATION

Compensation Program

Our director compensation program is designed to attract and retain highly qualified directors and align their interests with those of our stockholders. We compensate directors who are not employed by the Company with a combination of cash and equity awards. Mr. Galvin did not receive any compensation for serving on our Board in 2023.

The Compensation Committee reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, the Compensation Committee considers the significant amount of time expended, and the skill level required, by each director not employed by the Company in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees and the market compensation practices and levels of our peer companies.

During its annual review of the director compensation program in 2022, the Compensation Committee considered an analysis prepared by its independent consultant, Haigh & Company, which summarized director compensation trends for independent directors and pay levels at the same peer companies used to evaluate the compensation of our named executive officers. Following this review, and after considering the advice of Haigh & Company about market practices and pay levels, the Compensation Committee recommended, and the Board approved, the new compensation program for non-employee directors described below, which remained in effect during 2023.

Cash Fees

The following table sets forth the cash fee schedule for compensating non-employee directors from January 2023 through December 2023:

1/23 – 12/23
Annual Board Retainer	$80,000
Lead Independent Director	$12,500
Audit Committee Chair	$12,500
Compensation Committee Chair	$12,500
Nominating, Environmental, Social and Corporate Governance Committee Chair	$7,500

The above cash fees were to be paid quarterly in four equal installments, to each person serving as a non-employee director at the time when such payment is made. Non-employee directors may choose to receive the annual Board retainer as equity in the form of restricted stock units or stock options. Directors receive no additional per-meeting fee for Board or committee meeting attendance. All director fees owed for 2023 will be paid in the first quarter of 2024 in restricted stock units or stock options, at each director’s election.

Equity Awards

In addition, our director compensation program for 2023 provided that each director was to receive, pursuant to our stock incentive plan, an equity grant of restricted stock units with a grant date value of approximately $80,000 that would vest quarterly over two years, subject to such director’s continued service as a director. The number of RSUs granted as described herein have been adjusted to reflect the May Reverse Stock Split (see “Important Note Regarding the 2024 Reverse Stock Split” for more information).

During 2023, each of Messrs. Blumenfeld, Melton, and Hawkins and Ms. Cormier-May received a grant of 1,875 RSUs, with a grant date value of approximately $37,875, vesting quarterly over two years. Mr. Villareal, who also serves as the Chief Executive Officer of SG DevCorp, received a grant of 5,908 RSUs, with a grant date value of $119,348, vesting quarterly over two years. See “— Other Agreements” for a description of Ms. Villaverde’s 2023 equity grant. All director equity awards owed for 2023 were paid in the first quarter of 2024 in RSUs or stock options, at each director’s election.

On May 4, 2023, the Board took action to vest in full 81,389 RSUs granted under the Company’s stock incentive plan, 7,005 RSUs granted to Mr. Villarreal, 2,972 RSUs granted to Mr. Melton, 1,875 RSUs granted to Ms. May-Cormier, 1,875 RSUs granted to Mr. Hawkins, and 3,441 RSUs granted to Mr. Blumenfeld. The Company expects to reimburse each of such directors for a portion of the taxes paid by them in respect of the accelerated vesting.

Other Agreements

On February 3, 2023, SG DevCorp entered into an executive employment agreement with David Villarreal to employ Mr. Villarreal as its President and Chief Executive Officer for an initial term of two (2) years, which provides for an annual base salary of $300,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the SG DevCorp board of directors and severance in the event of a termination without cause in amount equal to one year’s annual base salary and benefits. Pursuant to the terms of the employment agreement, subject to SG DevCorp’s board of directors approval, SG DevCorp agreed to issue to Mr. Villarreal a restricted stock grant of under SG DevCorp’s 2023 Incentive Compensation Plan for six hundred fifty thousand (650,000) shares of SG DevCorp’s common stock, vesting fifty percent (50%) upon issuance, with the balance vesting quarterly on a pro-rata basis over the next eighteen (18) months of continuous service. Mr. Villarreal is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

On December 20, 2023, Vanessa Villaverde notified the Company of her decision to resign, effective December 31, 2023, from her position as a member of the Board and the Nominating, Environmental, Social and Corporate Governance Committee. The Company entered into a Mutual Separation and Release Agreement (the “Separation Agreement”) with Ms. Villaverde. The Separation Agreement provides that the Company shall, on or before December 31, 2023, pay to Ms. Villaverde all outstanding board fees. The Agreement also contains a non-disparagement obligation on both parties and a release of claims. Pursuant to the Separation Agreement, the Company paid Ms. Villaverde outstanding board fess of $20,000 and granted her 2,127 RSUs with a grant date value of approximately $20,034, which were fully vested upon issuance.

Additional Compensation

In connection with special committees that the Board may form from time to time in connection with various transactions or undertakings, the Board may award additional compensation to the directors, in its discretion, for membership on such special committees. The Board may, from time to time, grant additional merit-based cash or equity compensation to non-employee directors for extraordinary service. All directors are reimbursed for expenses incurred in connection with each Board and committee meeting attended.

2023 Director Compensation

The following table sets forth information regarding all forms of compensation that were both earned by and paid to our non-employee directors during the year ended December 31, 2023. The compensation arrangements for Mr. Galvin are disclosed in the Summary Compensation Table set forth in the “Executive Compensation” section of this Annual Report. Mr. Galvin did not receive compensation for his services as a director during the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)	All Other Compensation ($)	Total(2)
Yaniv Blumenfeld(3)	$40,000	$37,875	$—	$77,875
Thomas Meharey(4)	$—	$—	$—	$—
Christopher Melton	$45,000	$37,875	$—	$82,875
Vanessa Villaverde(5)	$20,000	$20,034	$—	$40,034
Jill Anderson(6)	—	—	—	—
Elizabeth Cormier-May(7)	41,250	37,875	—	79,125
David Villarreal(8)	$42,500	$119,348	$—	$161,848
Shafron Hawkins	$41,250	$37,875	$—	$79,125

____________

(1)      This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of the RSUs granted on April 4, 2023. As of December 31, 2023, none of the directors held any options or unvested restricted stock units.

(2)      Amounts to be paid in equity in 2024 related to 2023 compensation as described in “— Compensation Program” are not included in this table. As such, Mr. Melton received 9,618 options, Mr. Meharey received 3,771 RSUs, Ms. Hawkins received 9,335 options, Ms. Anderson received 1,886 options and 4,667 RSUs, and Mr. Villarreal received 9,051 RSUs. Amounts have been adjusted to reflect the May Reverse Stock Split (see “Important Note Regarding the 2024 Reverse Stock Split” for more information).

(3)      Mr. Blumenfeld resigned as a Board member effective as of April 28, 2023.

(4)      Mr. Meharey joined the Board in October 2023.

(5)      Ms. Villaverde joined the Board in August 2023 and resigned as a Board member effective as of December 31, 2023.

(6)      Ms. Anderson joined the Board in August 2023.

(7)      Ms. Cormier-May resigned as a Board member on September 22, 2023.

(8)      This table does not include amounts paid to Mr. Villarreal in 2023 by SG DevCorp for his services as Chief Executive Officer of SG DevCorp.

The aggregate number of option and stock awards outstanding (including exercisable and unexercised stock options and vested and unvested RSUs) as of December 31, 2023 for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
Yaniv Blumenfeld	—	4,406
Thomas Meharey	—	—
Christopher Melton	42	4,406
Vanessa Villaverde	—	—
Jill Anderson	—	—
Elizabeth Cormier-May	—	1,875
David Villarreal	—	7,500
Shafron Hawkins	—	1,875

PROPOSAL 2
AUDITOR RATIFICATION PROPOSAL

The Audit Committee of the Board of Directors has appointed M&K CPAS PLLC, an independent registered public accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2024. The Company is asking its stockholders to ratify the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

A representative of M&K CPAS PLLC is expected to be present via teleconference at the 2024 Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of M&K CPAS PLLC by our stockholders is not required by law, our Amended and Restated Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2024 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote will be required to approve the ratification of the appointment of the independent registered public accounting firm. Abstentions will have the effect of a vote AGAINST this proposal. We do not expect there to be any broker-non-votes since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF M&K CPAS PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2023 with the management of the Company and M&K CPAS PLLC, the Company’s independent registered public accounting firm. Further, the Audit Committee discussed with M&K CPAS PLLC the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from M&K CPAS PLLC required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to M&K CPAS PLLC’s independence from the Company, and has discussed with M&K CPAS PLLC its independence from the Company. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. The members of the Audit Committee are not employees of the Company and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that the Company’s auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee of the Board of Directors approved, that Company’s audited consolidated financial statements for the year ended December 31, 2023 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in Safe & Green’s 2023 Annual Report for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Submitted by the Audit Committee of the Board of Directors.
Christopher Melton
Shafron Hawkins
Jill Anderson

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Safe & Green Holdings Corp. under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered by our independent registered public accounting firms to us as of and for the fiscal years ended December 31, 2023 and December 31, 2022 are set forth in the tables below:

	2023	2022
Audit fees(1)	$370,145	$251,500
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Totals	$370,145	$251,500

____________

(1)      Audit fees include $251,500 paid to Whitley Penn LLP (“Whitley Penn”), the Company’s former independent registered public accounting firm, and accrual for M&K in the amount of $118,645 for professional services rendered for the audit for our annual financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10-Q and fees related to securities registration statements and related comfort letter procedures.

(2)      Audit-related fees principally involve other assurance and related services.

(3)      Tax services include tax compliance and tax planning consulting services. No tax services were performed for us by Whitley Penn in 2023 or 2022.

(4)      No other services were performed for us by Whitley Penn or M&K in 2023 or 2022.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit services to be provided to the Company by our independent public accounting firm are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee has determined that the provision of the services by our independent public accounting firm reported hereunder had no impact on its independence. The Audit Committee pre-approved all of the audit services provided by our independent registered public accounting firm to us during the fiscal years ended December 31, 2023 and December 31, 2022.

PROPOSAL 3
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote regarding the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee. The most recent advisory vote on named executive officer compensation was held at our 2023 Annual Meeting, and our stockholders voted in favor of the compensation of our named executive officers. At the 2018 Annual Meeting, stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of our named executive officers. This advisory vote was accepted by our Board of Directors. The next say-on-pay vote is expected to occur at the 2025 Annual Meeting of Stockholders unless the Board of Directors modifies its policy on the frequency of holding such advisory approvals based on the outcome of the Say-When-on-Pay Proposal as presented in Proposal 4 of this proxy statement to be voted on by our stockholders.

This proposal allows our stockholders to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our named executive officers by voting FOR the following advisory, non-binding resolution at our 2024 Annual Meeting:

“RESOLVED, that the stockholders of Safe & Green Holdings Corp. approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

While the Board of Directors values the opinions of our stockholders, this vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. We will consider the results of the vote, along with other relevant factors, when evaluating our executive compensation practices and considering future executive compensation arrangements.

Vote Required

This proposal requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on this matter. Abstentions will count as a vote AGAINST this proposal, and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, PURSUANT TO THE ABOVE NON-BINDING RESOLUTION.

PROPOSAL 4

THE ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. This advisory vote, which is also required by Section 14A of the Exchange Act, must be solicited from our stockholders at least once every six years. We last held a stockholder vote regarding the frequency of the advisory vote on named executive compensation at the 2018 Annual Meeting of Stockholders. At that time, stockholders voted for the advisory vote on named executive compensation to be held annually, and the Board of Directors approved this choice.

The Board of Directors believes that a frequency of every year for the advisory vote on executive compensation is the optimal interval for conducting and responding to a vote on executive compensation. The Board of Directors highly values regular and frequent input from our stockholders on important issues such as the compensation of our named executive officers. The Board of Directors believes that an annual vote supports the Company’s efforts to engage in an ongoing dialogue with our stockholders regarding our executive compensation and corporate governance practices. An annual advisory vote on our executive compensation would enable stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices, which are disclosed each year in the proxy statement for our annual meeting of stockholders. Please refer to “Corporate Governance — Stockholder Communications with Directors” in this proxy statement for information about communicating with the Board of Directors.

We are asking our stockholders to indicate whether they would prefer that we conduct future advisory votes on the compensation of our named executive officers every one year, every two years or every three years by voting on the following resolution at the annual meeting:

“RESOLVED, that the option of every one year, every two years or every three years that receives the highest number of votes cast for this resolution will be considered the stockholders’ recommendation of the frequency with which Safe & Green Holdings Corp. is to hold a stockholder advisory vote on the compensation of its named executive officers.”

Although this vote on the frequency of the advisory vote on the compensation of our named executive officers is advisory and non-binding, the Board of Directors and the Compensation Committee will take the outcome of the vote into account when considering the frequency of future advisory votes on the compensation of our named executive officers. Notwithstanding the recommendation of the Board of Directors and the outcome of the stockholder vote, the Board of Directors may, in the future, decide to conduct advisory votes on the compensation of our named executive officers on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and changes to compensation programs. The next stockholder vote on the frequency of future votes on the compensation of our named executive officers is currently expected to occur at our 2030 annual meeting of stockholders.

Vote Required

The option of every year, every two years or every three years that receives the highest number of votes cast by stockholders, either in person or by proxy, at the 2024 Annual Meeting will be considered the stockholders’ recommendation of the frequency for the advisory vote on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, for an annual frequency.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY TO HAVE AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION.

PROPOSAL 5

THE ARMISTICE SHARE ISSUANCE PROPOSAL

Background and Description of the Armistice Share Issuance Proposal

On May 3, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with a single accredited institutional investor (the “Purchaser”) for the sale and issuance in a private placement (i) 130,000 unregistered shares (the “Shares”) of Common Stock, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,249,310 shares of Common Stock (the “Pre-Funded Warrant Shares”), and (iii) common warrants (the “Common Warrants”) to purchase up to 2,758,620 shares of Common Stock (the “Common Warrant Shares” and, together with the Shares and the Pre-Funded Warrant Shares, the “Registrable Securities”), for a combined offering price of each Share and Common Warrant set at $2.90 and the combined offering price of each Pre-Funded Warrant and Common Warrant set at $2.8999, for aggregate gross proceeds of approximately $4.0 million. As of the date hereof, Pre-Funded Warrants to purchase 279,310 shares of Common Stock were exercised. The foregoing transaction is referred to herein as the “Private Placement.”

Concurrently with the Private Placement, we entered into a Placement Agent Agreement, dated as of May 3, 2024 with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which we agreed to pay the Placement Agent, as the sole placement agent in connection with the Private Placement, a cash fee equal to 6.5% of the aggregate gross proceeds raised in the Private Placement. The Company also agreed to issue to the Placement Agent and/or its designees warrants to purchase such number of shares of Common Stock equal to five percent (5%) of the shares of Common Stock and Pre-Funded Warrants issued at the closing of the Private Placement (the “Placement Agent Warrants” and, together with the Common Warrants, the “Warrants”). The Placement Agent Warrants are exercisable commencing on the date of issuance and will terminate five years from the date of commencement of sales of the Private Placement. The exercise price of the Placement Agent’s Warrants is $2.65.

Nasdaq Listing Rule 5635 requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding common stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

We are seeking stockholder approval for the ability to issue up to (i) 2,758,620 shares of our Common Stock upon the exercise of the Common Warrants and (ii) 68,965 shares of our Common Stock (the “Placement Agent Warrant Shares”) upon the exercise of the Placement Agent Warrants that were issued in and in connection with the Private Placement as contemplated by Nasdaq Listing Rules, that may be equal to or exceed 20% of our Common Stock outstanding before such offering.

Reasons for the Private Placement

In approving the Private Placement, the Board considered the pros and cons of the Private Placement versus other alternatives for raising capital, the working capital needs of the Company, and the opportunities and risks presented with the Purchase Agreement. We believe the Private Placement, which yielded gross proceeds of approximately $4.0 million, was necessary in light of the Company’s cash and funding requirements at the time. In addition, at the time of the Private Placement, our Board considered other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement. In light of the foregoing, the Company determined that the Private Placement was in the best interests of the Company and its stockholders.

Securities Purchase Agreement

The Purchase Agreement provides that the Purchaser, whose purchase of Common Stock in the Private Placement would result in such Purchaser’s beneficial ownership exceeding 4.99% (or, at the election of the Purchaser, 9.99%) of the Company’s outstanding Common Stock, the option of purchasing Pre-Funded Warrants in lieu of shares of Common Stock in such manner as to result in the same aggregate purchase price being paid by such Purchaser to the Company.

In light of the foregoing beneficial ownership limitations, at the closing of the Private Placement, the Company issued to the Purchaser (i) the Shares, (ii) Pre-Funded Warrants to purchase an aggregate of 1,249,310 shares of Common Stock, and (iii) Common Warrants to purchase up to an aggregate of 2,758,620 shares of Common Stock.

The Pre-Funded Warrants have an exercise price of $0.0001 per Pre-Funded Warrant and can be exercised at any time from the date and time of issuance until the Pre-Funded Warrants are exercised in full. The terms of the Pre-Funded Warrants preclude a holder thereof from exercising such holder’s Pre-Funded Warrants, and the Company from giving effect to such exercise, if after giving effect to the issuance of Common Stock upon such exercise, the holder (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon such exercise.

The Common Warrants issued to the Purchaser in the Private Placement have an exercise price of $2.65 per share, are exercisable at any time a registration statement registering the Registrable Securities under the Securities Act is effective and available for the issuance of such shares and will expire five years from the effective date of such registration statement. The terms of the Common Warrants preclude a holder thereof from exercising such holder’s Common Warrant, and the Company from giving effect to such exercise, if after giving effect to the issuance of Common Stock upon such exercise, the holder (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 4.99% (or, upon the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon such exercise.

The Company agreed not to effect any variable rate transaction, subject to certain exceptions, until 180 days after the effective date of a registration statement registering the Registrable Securities. The Company further agreed not to issue any shares of Common Stock or Common Stock equivalents or to file a registration statement (other than the registration rights agreement entered into in connection with the Private Placement, as contemplated by a prior registration rights agreement entered into in March 2024 with the Purchaser, and any registration statement required to be filed under that certain transaction with Peak One Investments LP) with the SEC (in each case, subject to certain exceptions) until 60 days after the effective date of the registration statement registering the Registrable Securities.

Common Warrants

The Common Warrants issued to the Purchaser in the Private Placement are exercisable for Common Warrant Shares at any time a registration statement registering the Common Warrant Shares under the Securities Act is effective and available for the issuance of such shares and expire five years from the effective date of such registration statement. The Common Warrants have an exercise price of $2.65 per share. The exercise price and the number of Common Warrant Shares issuable upon exercise of the Common Warrants are subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. Upon any such price-based adjustment to the exercise price, the number of Common Warrant Shares issuable upon exercise of the Common Warrants will be adjusted proportionately.

The Placement Agent Warrants

The Placement Agent Warrants have an exercise price of $2.65 per share, are exercisable commencing on the date of issuance and terminate five years from the date of commencement of sales of the Private Placement. The exercise price and the number of Placement Agent Warrant Shares are subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. Upon any such price-based adjustment to the exercise price, the number of Private Placement Warrant Shares will be adjusted proportionately.

Principal Effects of the Issuance of the Warrant Shares

The potential issuance of the Common Warrant Shares and the Placement Agent Warrant Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof exercise their Warrants.

Reasons for Nasdaq Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “SGBX.” Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreement, which we signed on May 3, 2024.

Immediately prior to the execution of the Purchase Agreement and the Placement Agent Agreement on May 3, 2024, we had 1,343,039 shares of Common Stock issued and 1,339,668 shares of Common Stock outstanding. Therefore, the potential issuance of 2,827,585 shares of our Common Stock (consisting of 2,758,620 Common Warrant Shares and 68,965 Placement Agent Warrant Shares) would have constituted greater than 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement and the Placement Agent Agreement. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities exercisable for our Common Stock) in excess of 3,112,909 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement and the Placement Agent Agreement.

We cannot predict whether the holders of the Warrants will exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares underlying the Warrants that may ultimately be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the holders of Warrants. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Warrant holders.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Potential Consequences if the Armistice Issuance Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreement, as the Private Placement has already been completed and the Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Warrants upon exercise thereof.

The failure of our stockholders to approve the Armistice Share Issuance Proposal will mean that: (i) we cannot permit the exercise of the Warrants and (ii) we may incur substantial additional costs and expenses, including the costs and expense of seeking stockholder approval until our stockholders approve the issuance of the shares of Common Stock underlying the Warrants.

The Common Warrants and the Placement Agent Warrants have initial exercise prices of $2.65. Accordingly, we would realize an aggregate of up to approximately $7.5 million in gross proceeds if all the Warrants were exercised based on such value. If our stockholders do not approve the Armistice Share Issuance Proposal and the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of shares of Common Stock upon exercise of the Warrants. Assuming the full exercise of the Warrants, an aggregate of 2,827,585 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Further Information

The terms of the Purchase Agreement, the Placement Agent Agreement and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Purchase Agreement, the Placement Agent Agreement, the Pre-Funded Warrant, the Common Warrants and the Placement Agent Warrants, which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on May 9, 2024, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

This proposal requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as a vote AGAINST the proposal, and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARMISTICE SHARE ISSUANCE PROPOSAL.

PROPOSAL 6 — THE PEAK ONE SHARE ISSUANCE PROPOSAL

Background for the Peak One Share Issuance Proposal

Private Placement Offering of Common Stock, Debenture and Warrant

On February 7, 2023, we entered into a securities purchase agreement (the “SP Agreement”) with Peak One Opportunity Fund, L.P. (“Peak One”), pursuant to which we agreed to issue, in a private placement offering (the “Offering”) upon the satisfaction of certain conditions specified in the SP Agreement, one debenture in the aggregate principal amount of $1,100,000 and a warrant to purchase up to 25,000 shares of Common Stock.

On February 7, 2023, we issued to Peak One an 8% convertible debenture in the principal amount of $1,100,000 (the “Debenture”) and a warrant (the “Peak One Warrant”) to purchase up to 25,000 shares of our Common Stock. The Debenture was sold to Peak One for a purchase price of $1,000,000, representing an original issue discount of ten percent (10%). In connection with the Offering, we paid $15,000 as a non-accountable fee to Peak One to cover its accounting fees, legal fees and other transactional costs incurred in connection with the transactions contemplated by the SP Agreement and issued to Peak One Investments, LLC (“Peak One Investments”), the general partner of Peak One, an aggregate total of 2,500 restricted Common Stock (the “SP Commitment Shares”) as described in the SP Agreement.

The Debenture matured twelve months from its date of issuance and bears interest at a rate of 8% per annum payable on the maturity date. The Debenture was convertible, at the option of the holder, at any time, into such number of shares of our common stock equal to the principal amount of the Debenture plus all accrued and unpaid interest at a conversion price equal to $30 (the “Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events and in the event we, at any time while the Debenture is outstanding, issue, sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of, or issue Common Stock or other securities convertible into, exercisable for, or otherwise entitle any person the right to acquire, shares of Common Stock, other than with respect to an Exempt Issuance (as defined in the Debenture), at an effective price per share that is lower than the then Conversion Price. In the event of any such anti-dilutive event, the Conversion Price was to be reduced at the option of the holder to such lower effective price of the dilutive event, subject to a floor price of $8.00 per share. During the year ended December 31, 2023 and during April 2024, Peak One converted the Debenture in full and received a total of 49,188 shares of Common Stock (the “Debenture Shares”).

The Peak One Warrant expires five years from its date of issuance. The Peak One Warrant is exercisable, at the option of the holder, at any time, for up to 25,000 shares of our Common Stock at an exercise price equal to $45 (the “Exercise Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations, and similar events and in the event we, at any time while the Peak One Warrant is outstanding, issue, sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of, or issue Common Stock or other securities convertible into, exercisable for, or otherwise entitle any person the right to acquire, shares of Common Stock, other than with respect to an Exempt Issuance, at an effective price per share that is lower than the then Exercise Price. In the event of any such anti-dilutive event, the Exercise Price will be reduced at the option of the holder to such lower effective price of the dilutive event, subject to a floor price of $0.40 per share, unless and until the Company obtains shareholder approval for any issuance below such floor price.

We entered into a registration rights agreement, dated February 7, 2023 (the “Registration Rights Agreement”), with Peak One where we agreed to file a registration statement within 60 days of the date of the Registration Rights Agreement to register the shares of our Common Stock issuable underlying the Debenture and the Peak One Warrant as well as the SP Commitment Shares with the SEC and to use our reasonable best efforts to have the registration statement declared effective by the SEC within ninety (90) calendar days from February 7, 2023. We filed a Registration Statement on Form S-1 (No. 333-271152) (the “Registration Statement”) in April 2023 and it has been declared effective by the SEC.

In connection with the Offering, we paid a placement fee of $70,000 to Maxim Group LLC.

The SP Agreement and the Registration Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties.

Peak One Equity Line and Equity Purchase Agreement

On February 7, 2023, we entered into an equity purchase agreement (the “EP Agreement”) and related registration rights agreement (the “Rights Agreement”) with Peak One, pursuant to which we have the right, but not the obligation, to direct Peak One to purchase up to $10,000,000 (the “Maximum Commitment Amount”) in shares of our Common Stock in multiple tranches upon satisfaction of certain terms and conditions contained in the EP Agreement and the Rights Agreement, which includes, but is not limited to, filing a registration statement with the SEC and registering the resale of any shares sold to Peak One. Further, under the EP Agreement and subject to the Maximum Commitment Amount, we have the right, but not the obligation, to submit a Put Notice (as defined in the EP Agreement) from time to time to Peak One (i) in a minimum amount not less than $25,000 and (ii) in a maximum amount up to the lesser of (a) $750,000 or (b) 200% of the Average Daily Trading Value (as defined in the EP Agreement).

In connection with the EP Agreement, we issued to Peak One Investments 3,750 shares of our restricted Common Stock (the “EP Commitment Shares” and together with the SP Commitment Shares, the “Commitment Shares”) and agreed to file a registration statement registering the common stock issued or issuable to Peak One and Peak One Investments under the EP Agreement for resale with the SEC within 60 calendar days of the EP Agreement, as more specifically set forth in the Rights Agreement, and to use our reasonable efforts to have the registration statement declared effective by the SEC within 120 calendar days from February 7, 2023. We filed the Registration Statement in April 2023 to register the resale of up to 46,250 shares of our Common Stock issuable under the equity line established by the EP Agreement and it has been declared effective by the SEC.

The obligation of Peak One to purchase shares of our Common Stock under the EP Agreement begins on the date of the EP Agreement, and ends on the earlier of (i) the date on which Peak One shall have purchased Common Stock pursuant to the EP Agreement equal to the Maximum Commitment Amount, (ii) thirty-six (36) months after the date of the EP Agreement, (iii) written notice of termination by us or (iv) our bankruptcy or similar event (the “Commitment Period”). We will control the timing and amount of any sales of our Common Stock to Peak One.

During the Commitment Period, the purchase price to be paid by Peak One for the Common Stock under the EP Agreement will be 97% of the Market Price, which is defined as the lesser of the (i) closing bid price of the Common Stock on its principal market on the trading day immediately preceding the respective Put Date (as defined in the EP Agreement), or (ii) lowest closing bid price of the Common Stock during the Valuation Period (as defined in the EP Agreement), in each case as reported by Bloomberg Finance L.P. or other reputable source designated by Peak One.

The net proceeds under the EP Agreement to us will depend on the frequency and prices at which we sell shares of our Common Stock to Peak One and whether stockholders approve the Peak One Share Issuance Proposal. We expect that any proceeds received by us from such sales to Peak One will be used for working capital and general corporate purposes.

The EP Agreement and the Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties.

Exchange Cap

Under the applicable rules of the Nasdaq Stock Market, LLC and in accordance with the terms of the SP Agreement and the EP Agreement, the number of shares of our Common Stock that may be issued upon conversion of the Debenture, exercise of the Peak One Warrant, the issuance of the Commitment Shares and any shares issuable under and in respect of the EP Agreement are subject to an exchange cap of 19.99% of the outstanding number of shares of our Common Stock on the closing date (February 7, 2023), or 138,033 shares (the “Exchange Cap”), unless stockholder approval to exceed the Exchange Cap is approved. Until such approval is obtained, the number of shares of Common Stock issued in the aggregate, pursuant to the SP Agreement and EP Agreement shall be limited to the Exchange Cap. We have allocated the shares in the 138,033 Exchange Cap to the shares issued or issuable pursuant to the SP Agreement and the EP Agreement as follows: (i) up to 60,533 shares of our Common Stock issuable upon the conversion of the Debenture; (ii) up to 25,000 shares of our Common Stock issuable upon the exercise of the Peak One Warrant; (iii) 2,500 shares of our Common Stock as SP Commitment Shares; (iv) up to 46,250 shares of our Common Stock that we may sell to Peak One, from time to time, pursuant to the EP Agreement; and (v) 3,750 shares of our common stock as EP Commitment Shares.

In all instances, we may not issue shares of our common stock to Peak One and Peak One Investments under the SP Agreement and the EP Agreement if it would result in them beneficially owning more than 4.99% of our common stock, unless the holder delivers to us written notice at least sixty-one (61) days prior to the effective date of such notice that the provision be adjusted to 9.99%.

Further Information

The terms of the SP Agreement, the Debenture, the Peak One Warrant, the Registration Rights Agreement, the EP Agreement and the Rights Agreement are only briefly summarized above. For further information, please refer to the forms of the SP Agreement, the Debenture, the Peak One Warrant, the Registration Rights Agreement, the EP Agreement and the Rights Agreement, which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on February 7, 2023 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Reasons for the Peak One Share Issuance Proposal

Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the Peak One Share Issuance Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Based upon Nasdaq Listing Rule 5635(d), we cannot issue in excess of 138,033 shares of our Common Stock upon conversion of the Debenture, exercise of the Peak One Warrant, and inclusive of the Commitment Shares and any shares issuable under and in respect of the EP Agreement, unless the issuance of such excess shares is approved by our stockholders.

Pursuant to the EP Agreement, Peak One agreed to purchase up to $10,000,000 in shares of our Common Stock over the course of 36 months after February 7, 2023, the date of the EP Agreement. The price of shares to be issued under the EP Agreement shall be 97% of the Market Price, which is defined as the lesser of the (i) closing bid price of the Common Stock on its principal market on the trading day immediately preceding the respective Put Date (as defined in the EP Agreement), or (ii) lowest closing bid price of the Common Stock during the Valuation Period (as defined in the EP Agreement), in each case as reported by Bloomberg Finance L.P. or other reputable source designated by Peak One. We cannot predict the Market Price of our Common Stock at any future date.

Our Board has determined that the EP Agreement and our ability to issue shares of our common stock thereunder (the “EP Shares”) in excess of the 46,250 EP Shares we have allocated from the 138,033 Exchange Cap is in the best interests of the Company and its stockholders as the EP Agreement provides us with a reliable source of capital for working capital and general corporate purposes.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the EP Agreement, as the EP Agreement has already been executed. In order to retain maximum flexibility to issue and sell up to the maximum of $10,000,000 of EP Shares, we are seeking stockholder approval to issue, pursuant to the EP Agreement, 20% or more of the Company’s issued and outstanding common stock as of February 7, 2023 (the date we entered into the EP Agreement).

Potential Consequences if the Peak One Share Issuance Proposal is Not Approved

The failure of our stockholders to approve this proposal will mean that we may not be able to sell to Peak One the full $10,000,000 of our Common Stock that Peak One has committed to purchase pursuant to the EP Agreement. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing shares of Common Stock in excess of the 46,250 shares we have allocated from the 138,033 Exchange Cap to the purchases pursuant to the EP Agreement.

If this proposal is not approved by our stockholders, we will not be able to issue and sell the maximum number of shares available pursuant to the EP Agreement. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Potential Adverse Effects of the Approval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of EP Shares. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Required Vote

This proposal requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as a vote AGAINST the proposal, and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PEAK ONE SHARE ISSUANCE PROPOSAL.

PROPOSAL 7

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes that if the number of shares of our Common Stock outstanding and entitled to vote at the 2024 Annual Meeting is insufficient to approve the Armistice Share Issuance Proposal and/or the Peak One Share Issuance Proposal or to establish a quorum, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Armistice Share Issuance Proposal and/or the Peak One Share Issuance Proposal or to establish a quorum.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the 2024 Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the 2024 Annual Meeting, and any adjourned session of the 2024 Annual Meeting, to use the additional time to solicit additional proxies in favor of the Armistice Share Issuance Proposal and/or the Peak One Share Issuance Proposal or to establish a quorum.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the 2024 Annual Meeting will vote against the Armistice Share Issuance Proposal or the Peak One Share Issuance Proposal, we could adjourn or postpone the 2024 Annual Meeting without a vote on the Armistice Share Issuance Proposal and/or the Peak One Share Issuance Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Armistice Share Issuance Proposal and/or the Peak One Share Issuance Proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the 2024 Annual Meeting is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Patricia Kaelin

Ms. Kaelin, age 60, was appointed as our Chief Financial Officer on May 1, 2023. Ms. Kaelin is a member of the AICPA with more than 25 years of financial leadership, strategic planning, and public company experience. She has served as Chief Financial Officer for public and privately held companies and has extensive experience in the construction, real estate, manufacturing and healthcare industries. She has expertise in mergers and acquisitions and corporate restructuring, as well as private and public equity and debt financing. Ms. Kaelin served as Chief Financial Officer of Buddies Brand, a privately held West Coast consumer packaged goods (“CPG”) company, from October 2021 through May 2023. Prior to that, she served as Chief Financial Officer of 1933 Industries, Inc., a publicly traded CPG company based in Vancouver, British Columbia, with operations in the United States from March 2020 to October 2021. Ms. Kaelin also served as Chief Financial Officer, Business Operations, at Clifton Larson Allen (“CLA”), one of the largest CPA and consulting firms in the United States from March 2019 to March 2020 and as Consulting Chief Financial Officer for multiple companies and on a fractional basis while at CLA and TGG Accounting, a provider of outsourced accounting and business advisory services for small to mid-sized businesses across various industries with offices throughout the Southwest United States, where she was employed beginning October 2017 until March 2019. She began her career at BDO USA, LLP, spending seven years in public accounting where she earned her CPA certificate. Ms. Kaelin earned her bachelor’s degree in Business Administration with a concentration in Accounting from California State University, Fullerton.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2023 executive compensation program for our named executive officers.

Our executive officers named in the Summary Compensation Table below are referred to herein as the “named executive officers.” These named executive officers are:

•        Paul M. Galvin, Chairman and Chief Executive Officer

•        Patricia Kaelin, Chief Financial Officer

•        William Rogers, Former Chief Operating Officer

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the following named executive officers for the fiscal years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Paul M. Galvin,	2023	$572,917	(3)	$35,100	(4)	$127,260	$11,250	$746,527
Chairman and Chief Executive Officer	2022	$450,000		$150,000		$402,500	$36,705	$1,039,205

Patricia Kaelin,	2023	$200,000	(4)	$—	(4)	$50,172	$1,000	$251,172
Chief Financial Officer(5)	2022	$—		$—		$—	$—	$—

William Rogers	2023	$300,000		$—		$—	$80,500	$380,500
Former Chief Operating Officer(6)	2022	$300,000		$75,000		$—	$26,210	$401,210

____________

(1)      This column indicates the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718.

(2)      For 2023, all other compensation consisted of: Mr. Galvin — $1,650 is cell phone and $9,600 auto allowance; Ms. Kaelin — $1,000 cell phone; and Mr. Rogers — $1,500 cell phone, $4,000 401K match and $75,000 was accrued pursuant to the Release Agreement. See “ — Employment Agreements.”

(3)      During 2023, Mr. Galvin earned salary compensation of $572,917, for his duties as Chairman and Chief Executive. Mr. Galvin voluntarily deferred $62,500 of his salary compensation during 2023.

(4)      The Compensation Committee has recommended and the Board has approved 2023 bonuses of $350,000 for Mr. Galvin and $100,000 for Ms. Kaelin to be paid in cash, equity or a combination of cash and equity. Such amounts have not been included in the above table.

(5)      Ms. Kaelin was appointed Chief Financial Officer of the Company on May 1, 2023.

(6)      Mr. Rogers’ employment with us terminated on December 31, 2023.

Narrative Disclosure to Summary Compensation Table

Following is a brief summary of each core element of the compensation program for our named executive officers.

Base Salary

We provide competitive base salaries that are intended to attract and retain key executive talent. Base salary levels depend on the executive’s position, responsibilities, experience, market factors, recruitment and retention factors, internal equity factors and our overall compensation philosophy.

Effective January 1, 2017, we entered into an employment agreement with Mr. Galvin. Mr. Galvin’s employment agreement originally provided for base compensation in the amount of $240,000 per year. On July 24, 2018, the Compensation Committee increased Mr. Galvin’s annual base salary to $370,000, retroactive to January 1, 2018. Such increase was based on a competitive market assessment provided by Haigh & Company, the Compensation Committee’s independent compensation consultant. On December 1, 2019, the annual base salary for Mr. Galvin was decreased from $370,000 to $180,000. On April 24, 2020, the annual base salary for Mr. Galvin was increased from $180,000 to $400,000. On July 5, 2022, the annual base salary for Mr. Galvin was increased to $500,000. On September 19, 2023, Mr. Galvin’s employment agreement was amended to increase Mr. Galvin’s annual base salary to $750,000.

On May 1, 2023, we engaged Patricia Kaelin to serve as our Chief Financial Officer with an annual base salary of $250,000, which was increased to $300,000 on July 26, 2023. The Compensation Committee has recommended that the Board approve an increase to Ms. Kaelin’s salary to $350,000 in 2024.

On December 7, 2020, the Company appointed William Rogers to serve as the Company’s Chief Operating Officer with an annual base salary of $300,000 per year. Mr. Rogers’ employment with us terminated on December 31, 2023. See “— Employment Agreements.”

Bonus Payments

Bonuses were accrued in 2022 for Mr. Galvin for $50,000 and Mr. Rogers for $60,000. Mr. Galvin was paid $50,000 of his 2022 bonus during 2022. On September 26, 2023, the Compensation Committee approved a cash bonus of $35,100 be paid to Mr. Galvin for his service to the Company in connection with the Separation and Distribution (as defined below). In addition, the Compensation Committee has recommended that the Board approve 2023 bonuses of $350,000 for Mr. Galvin and $100,000 for Ms. Kaelin to be paid in cash, equity or a combination of cash and equity; this was approved by the full Board on February 27, 2024.

Equity Awards

During 2022 and 2023, we granted restricted stock unit awards (“RSUs”) to our key employees, including our named executive officers, as the long-term incentive component of our compensation program. The number of RSUs granted as described herein have been adjusted to reflect the May Reverse Stock Split (see “Important Note Regarding the 2024 Reverse Stock Split” for more information).

On November 3, 2022, the Compensation Committee granted Mr. Galvin an award of 12,500 RSUs under our stock incentive plan, vesting quarterly over two years. On April 4, 2023, Mr. Galvin was granted an award of 6,300 RSUs. We anticipate that the Company will, in 2024, issue to Mr. Galvin RSUs representing a contingent right to receive such number of shares of Common Stock as will result in him owning a total of 9.9% of our outstanding shares of our Common Stock.

On May 10, 2023, Ms. Kaelin was granted an award of 3,000 RSUs which vested upon issuance. The Compensation Committee has recommended that the Board approve an award of 15,000 RSUs to Ms. Kaelin in 2024. This was approved by the full Board on February 27, 2024.

On May 4, 2023, the Board took action to vest in full 81,389 RSUs granted under the Company’s stock incentive plan, which included 23,802 RSUs granted to Mr. Galvin and 4,348 RSUs granted to Mr. Rogers. The Company expects to submit payment for each of Mr. Galvin and Mr. Rogers for a portion of the taxes paid by them in respect of the accelerated vesting.

Employment Agreements

The following discussion relates to compensation arrangements on behalf of, and compensation paid by the Company to, Messrs. Galvin, and Armstrong pursuant to the terms of their employment/consulting agreements with the Company.

Paul M. Galvin

We employ Mr. Galvin, our Chief Executive Officer and Chairman of the Board, pursuant to an employment agreement, effective January 1, 2017. The employment agreement provided for an initial term of two years, with automatic renewals unless earlier terminated pursuant to the provisions of the employment agreement. The employment agreement originally provided for base compensation in the amount of $240,000 per year, which was increased to $370,000 in early 2019, but subsequently reduced to $180,000 in December 2019. The employment agreement also provides for incentive compensation at the discretion of our Board. The agreement provides for the payment of severance compensation in an amount equal to one year of his base annual salary, if his employment is terminated by the Company other than for “Cause,” as defined therein. In April 2020, we entered into an amendment to Mr. Galvin’s employment agreement employment to December 31, 2021 and increased the annual base salary to $400,000, provide for a performance bonus structure for a bonus of up to 50% of base salary upon the Company’s achievement of $2,000,000 EBITDA and additional performance bonus payments for the achievement of EBITDA in excess of $2,000,000 based on a percentage of the incremental increase in EBITDA (ranging from 10% of the incremental increase in EBITDA if the Company achieves over $2,000,000 and up to $7,000,000 in EBITDA, 8% of the incremental increase in EBITDA if the Company achieves over $7,000,000 and up to $12,000,000 in EBITDA and 3% of the incremental increase in EBITDA over $12,000,000), provide for a profits-based additional bonus of up to $250,000 in certain limited circumstances, and provide for one (1) year severance, plus a pro-rated amount of any unpaid bonus earned by him during the year as verified by the Company’s principal financial officer, if Mr. Galvin is terminated without cause. At the Company’s option, up to fifty (50%) percent of the EBITDA performance bonuses may be paid in restricted stock units if then available for grant under the Company’s Stock Incentive Plan. In July 2022, we entered into an amendment to Mr. Galvin’s employment agreement to increase his annual base salary to $500,000 and in September 2023 we entered into an amendment to Mr. Galvin’s employment agreement to increase his annual base salary to $750,000. All other terms of the employment agreement remain in full force and effect.

Patricia Kaelin.

On May 1, 2023, we entered into an employment agreement with Patricia Kaelin, our Chief Financial Officer, (the “Kaelin Employment Agreement”) to employ Ms. Kaelin in such capacity for an initial term of two (2) years, which Kaelin Employment Agreement provides for an annual base salary of $250,000, which was increased to $300,000 on July 26, 2023, a discretionary bonus of up to 20% of her base salary upon achievement of objectives as may be determined by the Board of Directors and severance in the event of a termination without cause on or after September 30, 2023 in amount equal to one year’s annual base salary and benefits. The Kaelin Employment Agreement also provides for the grant to Ms. Kaelin of a restricted stock grant under the stock incentive plan, as amended and as available for grant, of 60,000 shares of Common Stock (3,000 as adjusted for the May Stock Split), vesting quarterly on a pro-rata basis over the next eighteen (18) months of continuous service. On May 10, 2023, Ms. Kaelin was granted an award of 60,000 RSUs (3,000 as adjusted for the May Stock Split) which were fully vested upon issuance.

William Rogers

On September 27, 2021, we entered into an executive employment agreement with William Rogers (the “Rogers Employment Agreement”) to employ Mr. Rogers as the Company’s Chief Operating Officer for an initial term of two (2) years, which provided for an annual base salary of $300,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the Company’s board of directors, term life insurance coverage equal to two (2) times annual base salary, three weeks’ vacation and severance in the event of a termination without cause in amount equal to one year’s annual base salary and benefits.

Pursuant to the terms of the Rogers Employment Agreement, October 1, 2021, Mr. Rogers was issued a restricted stock grant under our stock incentive plan of 37,500 shares of the Company’s Common Stock (1,875 as adjusted for the May Stock Split), vesting upon issuance, and a restricted stock grant under the stock incentive plan of 200,000 shares of our Common Stock (10,000 as adjusted for the May Stock Split), vesting monthly over two years.

Mr. Rogers is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

Mr. Rogers employment with us terminated on December 31, 2023. On October 20, 2023, we entered into a mutual settlement and release agreement with Mr. Rogers (the “Release Agreement”) pursuant to which (i) we agreed to pay Mr. Rogers a settlement payment equal to $75,000 for his lost vacation, life insurance and related costs through December 31, 2023; (ii) we and Mr. Rogers agreed to extend the Rogers Employment Agreement through December 31, 2023, at which point the Rogers Employment Agreement ended as a mutual termination; (iii) we and Mr. Rogers agreed that Mr. Rogers’ title under the Rogers Employment Agreement changed from COO to Project Development Advisor, as of October 20, 2023, and he reported to David Villarreal for the remaining term of the Rogers Employment Agreement and all other terms of the Rogers Employment Agreement remained unchanged, including Mr. Roger’s right to receive RSUs and right to accrue additional vacation days; (iv) SG DevCorp and Mr. Rogers entered into a consulting agreement that commenced on January 1, 2024, which consulting agreement was entered into on October 20, 2023, and was effective January 1, 2024.

Retirement, Health, Welfare, and Additional Benefits

Our executive officers are eligible to participate in our employee benefit plans and programs, including medical benefits, flexible spending accounts, short and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Our executive officers are also eligible to participate in a tax-qualified 401(k) defined contribution plan to the same extent as our other full-time employees. Currently, we do match contributions made by participants in the 401(k) plan or make other contributions to participant accounts.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding option awards held by the named executive officers as of December 31, 2023:

		Options Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Paul M. Galvin	3/30/2018	205	(2)	—	$1,844.00	3/30/2028
	3/10/2017	265	(3)	—	$2,000.00	3/10/2027
	3/10/2017	199	(3)	—	$2,400.00	3/10/2027
	1/30/2017	242	(4)	—	$1,200.00	1/30/2027
	11/01/2016	246	(5)	—	$1,200.00	11/01/2026
	11/01/2016	33	(6)	—	$1,200.00	11/01/2026
Patricia Kaelin		—		—	—	—
William Rogers		—		—	—	—

____________

(1)      Amounts have been adjusted to reflect the May Reverse Stock Split (see “Important Note Regarding the 2024 Reverse Stock Split” for more information).

(2)      These options vested in equal quarterly installments over a two-year period, beginning March 31, 2018, and vested in full as of December 31, 2019.

(3)      In connection with a public offering by the Company, completed in June 2017, Mr. Galvin was granted performance-based option awards, to vest upon the completion of certain conditions. A portion of the shares were granted at an exercise price to equal the price per share at which the public purchased shares in the offering ($100.00 per share), while the remainder were granted at an exercise price equal to 120% of such price per share ($120.00 per share). In September 2017, the Compensation Committee determined that Mr. Galvin met his performance conditions and the option awards vested in full.

(4)      Of these options, 990 vested on the grant date, while the remaining 3,851 vested in equal quarterly installments on the last day of each fiscal quarter following the date of grant over a two-year period. All options vested in full as of December 31, 2018.

(5)      Of these options, 2,184 vested on the grant date, while the remainder vested in three equal installments of 910 on the three anniversaries following the grant date. Such options vested in full as of November 1, 2019.

(6)      These options vested in equal quarterly installments on the last day of each fiscal quarter following the date of grant and vested in full as of September 30, 2017.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation”.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Fiscal Year	Summary Compensation Table PEO Total(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial $100 Investment Based on Total Shareholder Return (TSR)(5)	Net Income (Loss) ($)
2021	$1,723,657	$433,414	$899,341	$411,845	$32.98	$(10,832,674)
2022	$1,039,205	$896,655	$415,075	$419,740	$72.87	$(8,319,048)
2023	$746,527	$2,548,296	$315,836	$265,664	$687.59	$(26,282,533)

____________

(1)      The dollar amounts reported in column (b) are the amounts of total compensation reported for Paul Galvin (our principal executive officer, or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)      The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Paul Galvin, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Galvin during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. Galvin’s total compensation for each year to determine the compensation actually paid.

(3)      The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2022, 2021 and 2020 are Gerald Sheeran and William Rogers.

(4)      The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2).

(5)      TSR is determined based on the value of an initial fixed investment of $100 in the Company’s Common Stock at the beginning of the measurement period.

The amounts deducted or added in calculating the equity award adjustments are as follows:

	PEO
	2023	2022	2021
Total	746,527	1,039,205	1,723,657
Less: Value of stock awards and option value reported in summary compensation table	(127,260)	(402,500)	(1,183,000)
Plus: Fair value as of end of year for all awards granted during year that are outstanding and unvested	—	239,750	575,750
Plus (less): Change in fair value of equity awards granted in any prior fiscal year that are outstanding end of year	—	66,938	34,123
Plus: Fair value as of vesting date of equity awards granted and vested during year	—	42,813	82,250
Plus (less): Change in fair value as of vesting date of equity awards granted in prior fiscal years that vested during year	1,929,029	(89,551)	(799,366)
Total actually paid	2,548,296	896,655	433,414

	Non-PEO
	2023	2022	2021
Total	315,836	415,075	899,341
Less: Value of stock awards and option value reported in summary compensation table	(50,172)	—	(570,375)
Plus: Fair value as of end of year for all awards granted during year that are outstanding and unvested	—	—	82,250
Plus: Change in fair value of equity awards granted in any prior fiscal year that are outstanding end of year	—	38,250	73,386
Plus: Fair value as of vesting date of equity awards granted and vested during year	—	—	70,500
Plus (less): Change in fair value as of vesting date of equity awards granted in prior fiscal years that vested during year	—	(33,584)	(113,256)
Total actually paid	$265,664	$419,740	$441,845

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation — Narrative Disclosure to Summary Compensation Table,” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, including responsibilities, experience, market factors, recruitment and retention factors, internal equity factors, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The charts below show the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the pay versus performance table, on the other.

CAP & Total Shareholder Return
Compensation Actually Paid to PEO
Total Shareholder Return
Compensation Actually Paid to PEO
Thousands
3,000
2,500
2,000
1,500
1,000
500
-
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
-
Total Shareholder Return
433
32.98
897
72.87
2,548
687.59
2021
2022
2023

CAP & Total Shareholder Return
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Average Compensation Actually Paid to Non-PEO NEOs
Thousands
500
450
400
350
300
250
200
150
100
50
-
442
420
266
32.98
72.87
687.59
2021
2022
2023
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
-
Total Shareholder Return

Compensation Actually Paid and Net Income

The charts below show the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income, on the other hand, over the last three years presented in the pay versus performance table.

CAP & Net Income
Compensation Actually Paid to PEO
Net loss
Compensation Actually Paid to PEO
Thousands
Net Loss
Thousands
3,000
2,500
2,000
1,500
1,000
500
-
30,000
25,000
20,000
15,000
10,000
5,000
-
433
10,833
897
8,319
2,548
26,283
2021
2022
2023

CAP & Net Income
Average Compensation Actually Paid to Non-PEO NEOs
Net loss
Average Compensation Actually Paid to Non-PEO NEOs
Thousands
500
450
400
350
300
250
200
150
100
50
-
442
420
266
10,833
8,319
26,283
30,000
25,000
20,000
15,000
10,000
5,000
-
Thousands
Total Shareholder Return
2021
2022
2023

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 1, 2024 by: (i) each director; (ii) each of our named executive officers; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of five percent or more of our Common Stock. The persons named in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Percentage ownership is based on 2,027,772 shares of our Common Stock outstanding as of August 1, 2024.

Unless otherwise indicated the address for each beneficial owner is c/o Safe & Green Holdings Corp., 990 Biscayne Blvd, Suite 501, Office 12, Miami, Florida 33132.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Paul M. Galvin, Chairman and Chief Executive Officer	283,406	(2)	13.98%
Patricia Kaelin, Chief Financial Officer	11,750		*
William Rogers, Former Chief Operating Officer	9,088		*
Jill Anderson, Director	6,930		*
Shafron Hawkins, Director	11,210		*
Thomas Meharey, Director	3,772		*
Christopher Melton, Director	14,052	(3)	*
David Villarreal, Director	16,552		*

All current executive officers and directors as a group (7 persons)	347,671		17.15%

5% Stockholders other than executive officers and directors
John William Shaw(4)	198,505		9.79%

____________

*        Less than 1% ownership interest.

(1)      The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. Shares of Common Stock currently issuable or issuable within 60 days of August 1, 2024 upon the exercise of options or vesting of RSUs are deemed to be outstanding in computing the beneficial ownership and percentage of beneficial ownership of the person holding such securities, but they are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person. Beneficial ownership does not include stock options and RSUs which have not vested as of, and will not vest within 60 days of, August 1, 2024. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Includes 238,043 shares of Common Stock held directly by Mr. Galvin and 25 shares held by TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company. Mr. Galvin is a managing member of, and has a controlling interest in, TAG and may be deemed to beneficially own the share of Common Stock held by TAG, over which he has shared voting and dispositive power. Mr. Galvin disclaims beneficial ownership of the shares of Common Stock held by TAG except to the extent of his pecuniary interest therein. Also includes 60 options to purchase our Common Stock presently exercisable.

(3)      Includes 10 shares of Common Stock held in Mr. Melton’s retirement account, which Mr. Melton indirectly owns, and 4,424 shares of Common Stock held directly by Mr. Melton.

(4)      Based on a Schedule 13D/A filed by Mr. Shaw with the SEC on August 31, 2023. The address of Mr. Shaw is 1005 E. Las Tunas Drive, #116, San Gabriel, California 91776.

Equity Compensation Plan Information

As of December 31, 2023, the following securities issued under equity compensation were outstanding:

Plan Category	Number of Shares Issuable Upon Exercise of Outstanding Options, Warrants or Rights (a)(1)	Weighted- Average Exercise Price of Outstanding Options (b)(2)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)(3)
Equity compensation plans approved by security holders	3,625,000	$78.71	3,625,000
Equity compensation plans not approved by security holders	—	—	—
Total	3,625,000	$78.71	3,625,000

____________

(1)      Includes 36,436 shares issuable upon the exercise of options and 3,588,564 shares issuable upon the vesting of RSUs outstanding under the SG Blocks, Inc. Incentive Plan.

(2)      The weighted average exercise price excludes RSUs.

(3)      Represents shares available for issuance under the SG Blocks, Inc. Stock Incentive Plan.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related Party Transactions

The following is a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements and equity awards granted to our executive officers and directors during 2022 and 2023 that are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation”.

On January 21, 2020, CPF GP 2019-1 LLC (“CPF GP”) issued to the Company a promissory note in the principal amount of $400,000 (the “Company Note”) and issued to Paul Galvin, the Company’s Chairman and CEO, a promissory note in the principal amount of $100,000 (the “Galvin Note”). The transaction closed on January 22, 2019, on which date the Company loaned CPF GP $400,000 and Mr. Galvin personally loaned CPF GP $100,000 on behalf of the Company.

The Company Note and Galvin Note were issued pursuant to the Loan Agreement and Promissory Note, dated October 3, 2019, as amended on October 15, 2019 and November 7, 2019 by and between the CPF GP and the Company, and bear interest at five percent (5%) per annum, payable, together with the unpaid principal amount of the promissory notes, on the earlier of the July 31, 2023 maturity date or upon the liquidation, redemption sale or issuance of a dividend upon the LLC interests in CPF MF 2019-1 LLC, a Texas limited liability company (“CPF MF”), of which CPF GP is the general partner. The terms of the Galvin Note, however, provide that all interest payments due to Mr. Galvin under the Galvin Note shall be paid directly to, and for the benefit of, the Company. In connection with the issuance of the Company Note and the Galvin Note, CPF GP, the Company and Mr. Galvin entered into a Security Agreement, dated January 21, 2020, pursuant to which CPF GP granted a security interest in its LLC interests in CPF MF to the Company and Mr. Galvin to secure its obligations thereunder. Subsequent to the year ended December 31, 2021, the Galvin Note was assigned to the Company and the principal amount of $100,000 was returned to Mr. Galvin. The Company has a promissory note in the principal amount of $100,000 and the assignment of the promissory note occurred in January 2022.

On December 14, 2023, Mr. Galvin, loaned $75,000 to the Company. The loan was evidenced by a promissory note. The loan will be interest free (subject, however to any interest which may be imputed under applicable income tax laws) and is due and payable by December 14, 2024.

Loan Transactions with SG DevCorp

During 2021, SG DevCorp received $4,200,000 from due to affiliates. This amount was advanced to SG DevCorp by us, was evidenced by a promissory note, non-interest bearing and was due on demand. Included in this amount were payroll and general and administrative expenses, which were paid by us and allocated to SG DevCorp.

On August 9, 2023, we and SG DevCorp entered into a Note Cancellation Agreement, effective as of July 1, 2023, pursuant to which we cancelled and forgave the remaining $4,000,000 balance then due on that certain promissory note, dated December 19, 2021, made by SG DevCorp in favor of us in the original principal amount of $4,200,000.

In addition, as of March 31, 2024 and December 31, 2023, $1,720,844 is due from us for advances made by the SG DevCorp.

The Spin-Off of SG DevCorp

In December 2022, the Company and then owner of 100% of the issued and outstanding securities of SG DevCorp, announced its plan to separate the Company and SG DevCorp into two separate publicly traded companies (the “Separation”). To implement the Separation, on September 27, 2023, the Company effected a pro rata distribution to its stockholders of approximately 30% of the outstanding shares of SG DevCorp’s common stock (the “Distribution”). In connection with the Separation and Distribution, we entered into a separation and distribution agreement and several other agreements with SG DevCorp to effect the Separation and provide a framework for our relationship with SG DevCorp after the Separation. These agreements provide for the allocation between us, on the one hand, and SG DevCorp, on the other hand, of the assets, liabilities and obligations associated with the spin-off business, on the one hand, and our other current businesses, on the other hand, and will govern the relationship between us, on the one hand, and SG DevCorp, on the other hand, subsequent to the Separation and Distribution (including with respect to transition services, employee matters and tax matters).

Separation and Distribution Agreement

The separation and distribution agreement governs the overall terms of the Separation and Distribution and specified those conditions that must be satisfied or waived by us prior to the completion of the Separation. We and SG DevCorp each agreed to indemnify the other and each of the other’s current and former directors, officers, and employees, and each of the heirs, executors, administrators, successors, and assigns of any of them, against certain liabilities incurred in connection with the Separation and Distribution and our and SG DevCorp’s respective businesses. The amount of either SG DevCorp’s or our indemnification obligations will be reduced by any net insurance proceeds the party being indemnified receives. The separation and distribution agreement also establishes procedures for handling claims subject to indemnification and related matters.

Tax Matters Agreement

In connection with the Separation, we and SG DevCorp entered into a tax matters agreement that contains certain tax matters arrangements and governs the parties’ respective rights, responsibilities, and obligations with respect to taxes, including taxes arising in the ordinary course of business and taxes incurred as a result of the Separation and Distribution. The tax matters arrangement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the administration of tax contests, and assistance and cooperation on tax matters.

The tax matters agreement governs the rights and obligations that we and SG DevCorp have after the Separation with respect to taxes for both pre- and post-closing periods. Under the tax matters arrangement, SG DevCorp will be responsible for (i) any of SG DevCorp’s taxes for all periods prior to and after the Distribution and (ii) any taxes of the Safe & Green group for periods prior to the Distribution to the extent attributable to the real estate development business. We generally will be responsible for any of the taxes of the Safe & Green group other than taxes for which SG DevCorp is responsible. In addition, we will be responsible for our taxes arising as a result of the Separation and Distribution. Notwithstanding the foregoing, sales, use, transfer, real property transfer, intangible, recordation, registration, documentary, stamp or similar taxes imposed on the Distribution shall be borne fifty percent (50%) by us and fifty percent (50%) by SG DevCorp. We shall be entitled to any refund (and any interest thereon received from the applicable tax authority) of taxes for which we are responsible for under the tax matters agreement and SG DevCorp shall be entitled to any refund (and any interest thereon received from the applicable tax authority) of taxes for which SG DevCorp is responsible for under the tax matters agreement.

Each of Safe & Green and SG DevCorp will indemnify each other against any taxes allocated to such party under the tax matters agreement and related out-of-pocket costs and expenses.

Shared Services Agreement

In connection with the Separation, we entered into a shared services agreement with SG DevCorp which sets forth the terms on which we provide to SG DevCorp certain services or functions that the companies historically have shared. Shared services will include various administrative, accounting, communications/investor relations, human resources, operations/construction services, and strategic management and other support services.

In consideration for such services, SG DevCorp pays fees to us for the services provided, and those fees are generally in amounts intended to allow us to recover all of its direct and indirect costs incurred in providing those services. We charge SG DevCorp a fee for services performed by (i) our employees which is a percentage of each employee’s base salary based upon an allocation of their business time spent providing such services and (ii) third parties, the fees charged by such third parties. SG DevCorp also pay us for general and administrative expenses incurred by us attributable to both the operation of Safe & Green (other than the provision of the services performed by our employees) and the provision of the shared services, including but not limited to information technology, data subscription and corporate overhead expenses, the portion of such costs and expenses that are attributable to the provision of the shared services, as reasonably determined by us. SG DevCorp also reimburses us for direct out-of-pocket costs incurred by us for third party services provided to SG DevCorp.

Other Related Party Transactions

Fabrication Agreement

On December 2, 2022, SG DevCorp entered into the Fabrication Agreement with SG Echo, LLC, a wholly-owned subsidiary of the Company (“SG Echo”), for the fabrication of approximately 800 multifamily market rate rental units, equal to approximately 800,000 square feet of new modular buildings to be located at the McLean site (the “McLean Project”). The Fabrication Agreement provided that SG Echo would be paid a fee equal to 15% of the cost of the McLean Project. The McLean Project will be fabricated in Phases of 100 to 150 units per phase, with the schedule of the phasing to be determined in SG DevCorp’s sole discretion. The terms of payment are as follows: (i) down payment of 30% upon release of project for fabrication; (ii) stage payment of 65% upon completion of fabrication, testing and inspection of each unit as it leaves the facility; and (iii) final payment of 5% upon completion of installation on site, including acceptance of punch list items, startup of equipment and City of Durant inspection. Notwithstanding the foregoing, SG DevCorp may withhold 10%, as retainage, from the payment otherwise due, to be reduced to 5% after field install is watertight and 2.5% after all punch list items have been complete. The Fabrication Agreement may be terminated for cause by either party upon 30-days written notice to the other party, subject to each party’s right to cure a default or breach, except for fraud or bad faith. In the event of termination, SG Echo will be entitled to be paid for all services rendered through the date of termination. In the event the termination by SG DevCorp is without cause, SG DevCorp will also pay any expenses incurred as a result of the termination (including without limitation supplier and vendor cancellation fees, restocking fees, subcontractor termination or cancellation fees, or other similar termination costs), plus a 15% markup as compensation for SG Echo’s anticipated profit on the value of services not performed by SG Echo. In connection with the entry into the Master Purchase Agreement, on December 18, 2023, SG DevCorp and SG Echo terminated that certain Fabrication Agreement, dated December 2, 2022, between the parties relating to the McLean mixed-use site.

Master Purchase Agreement

The Master Purchase Agreement provides that SG Echo will be paid a fee equal to 12% of the agreed cost of each project. The Master Purchase Agreement further provides that payment terms for all design work and the completion of the pre-fabricated container and module shall be made in accordance with the following schedule: (a) a deposit equal to 40% of the cost of the pre- fabricated container and module only shall be paid by SG DevCorp to SG Echo within 5 business days of the mutual execution of a project order; (b) a progress payment (not to exceed to 35% of the cost of the pre-fabricated container and module) shall be paid by SG DevCorp to SG Echo monthly in proportion to the percentage of Work completed, which payment shall be made within 10 business days of the SG DevCorp’s receipt of SG Echo’s invoice; (c) a progress payment equal to 15% of the cost of the pre-fabricated container and module shall be paid by SG DevCorp to SG Echo within 10 business days of the delivery of the pre-fabricated container and module to the specific project site; and (d) the final payment equal to 10% of the cost of the pre-fabricated container and module only shall be paid by SG DevCorp to SG Echo within 10 business days of the substantial completion of the Work. Substantial completion of the Work shall be as defined by the applicable project order. Notwithstanding the foregoing, SG DevCorp may withhold 10% of the invoiced amount, as retainage, which will be paid to SG Echo once the specific project is completed (including any punch list items). The Master Purchase Agreement may be terminated by either party if there is a material default by the other party and such default continues for a period of 20 days after receipt by the defaulting party of written notice thereof. If SG DevCorp terminates the Master Purchase Agreement or any project order as a result of a default by SG Echo, SG Echo will not be entitled to receive further payment until the Work is finished. If the unpaid balance of the amount set forth in the project order for the project is less than the cost of finishing the Work, SG Echo will pay the difference to SG DevCorp. In no event will SG Echo be entitled to receive any compensation if the cost to SG DevCorp of performing the balance of the Work is less than the unpaid balance. In addition, SG DevCorp may terminate the Master Purchase Agreement or any project order without cause. In the event the termination by SG DevCorp is without cause, SG Echo will be entitled to payment for all work and costs incurred prior to termination date plus the applicable fee owed to SG Echo thereon as more particularly described in the applicable project order.

The initial project for which modular construction services are anticipated to be provided to SG DevCorp by SG Echo is the Magnolia Gardens residential project to be built on the McLean mixed-use site in Durant, Oklahoma, consisting of 800 residential units. In accordance with the Master Purchase Agreement, SG Echo will provide SG

DevCorp with an itemized cost proposal for the services to be performed for the Magnolia Gardens residential project and a firm schedule for performing the services. If the proposal and schedule is satisfactory to SG DevCorp, the proposal will be then incorporated into a project order to be executed by both parties.

Related Party Review Procedures

Pursuant to our Audit Committee Charter, our Audit Committee reviews on an on-going basis our policies and procedures for reviewing and approving or ratifying all “Related Party Transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board. In accordance with our Related Person Transaction Policy and Nasdaq Listing Rule 5630(a), the Audit Committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Any transaction with a related person is subject to our written policy for transactions with related persons. Pursuant to such policy, our Audit Committee reviews in advance all related person transactions. The Audit Committee approves only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to: whether the transaction was undertaken in the ordinary course of business of the Company; the purpose and potential benefits of the transaction to the Company; the terms of the transaction and of comparable transactions that would be available to unrelated third parties or to employees generally; and the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer. In reviewing and approving such transactions, the Audit Committee obtains, or will direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

NO DISSENTERS’ RIGHTS

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Safe & Green’s 2023 Annual Report is being made available to stockholders concurrently with this Proxy Statement at https://ir.safeandgreenholdings.com/sec-filings/annual-reports. Our 2023 Annual Report is not part of this Proxy Statement. Copies of the 2023 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.safeandgreenholdings.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Safe & Green stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Safe & Green Holdings Corp., Attention: Corporate Secretary, 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132 or by calling us at (646) 240-4235. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2025 Annual Meeting under SEC Rule 14a-8 must submit such proposals in writing by April 15, 2025 to Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, Attention: Corporate Secretary; however, if there was no annual meeting in the prior year or the annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline will be a reasonable time prior to the time that we begin to print and send our proxy materials, as specified in a Current Report on Form 8-K filed by us with the SEC. Such proposals must meet the requirements of our Amended and Restated Bylaws and the SEC to be eligible for inclusion in the proxy materials for our 2025 Annual Meeting.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, must have been delivered in writing to the Corporate Secretary at the address above not less than 60 days nor more than 75 days before the first anniversary of the date on which the Company first mailed its proxy materials for the 2024 Annual Meeting. However, if we hold the 2025 Annual Meeting on a date that is advanced by more than 30 days prior to or delayed by more than 60 days after September 27, 2025, the one-year anniversary of the 2024 Annual Meeting, we must receive the notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made. As a result, stockholders who intend to present proposals at the 2025 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the requirements under our Amended and Restated Bylaws, no earlier than the close of business on May 30, 2024, and no later than the close of business on June 14, 2024, unless the date of the 2025 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from September 27, 2025. In addition, a stockholder’s notice must set forth the information required by our Amended and Restated Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2025 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132.

In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 29, 2025. If such meeting date is changed by more than 30 days before or after September 27, 2025, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Safe & Green knows of no other matters to be presented for stockholder action at the 2024 Annual Meeting. However, if any other matter is properly brought before the 2024 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Safe & Green will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,
/s/ Paul M. Galvin
Paul M. Galvin Chairman of the Board

Miami, Florida
August 13, 2024

SAFE & GREEN HOLDINGS CORP. 990 BISCAYNE BLVD., SUITE 501, OFFICE 12 MIAMI, FLORIDA 33132 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V55444-P16756 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SAFE & GREEN HOLDINGS CORP. The Board of Directors recommends you vote FOR the following: 1. Election of the Six BOD nominees as directors 01) Paul Galvin 02) Christopher Melton 03) David Villarreal 04) Shafron E. Hawkins 05) Jill Anderson 06) Thomas Meharey The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the selection of M&K CPAS PLLC to serve as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2024. 3. Approval of the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 proxy statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. The option of “one year” as the preferred frequency to have an advisory vote on the compensation of the Company’s named executive officers. The Board of Directors recommends you vote FOR the following proposals: 5. The Armistice Share Issuance Proposal. 6. The Peak One Share Issuance Proposal. 7. The Adjournment Proposal. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All owners must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V55445-P16756 SAFE & GREEN HOLDINGS CORP. ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 27, 2024 10:00 A.M. EDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Paul Galvin and Patricia Kaelin, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SAFE & GREEN HOLDINGS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., EDT, on September 27, 2024, at 45 Rockefeller Center, 20th Floor New York, New York 10111 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side